   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1998


                                                               FILE NO.  33-5852
                                                               FILE NO. 811-4676
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                            ------------------------



                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]

                        POST-EFFECTIVE AMENDMENT NO. 24                    [X]

                                      AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940               [X]

                                AMENDMENT NO. 26                           [X]


                                  HARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        ONE SEAGATE, TOLEDO, OHIO 43666
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (419) 247-1940
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        RONALD C. BOLLER                             ERNEST V. KLEIN, ESQ.
          HARBOR FUND                                  HALE AND DORR LLP
          ONE SEAGATE                                   60 STATE STREET
       TOLEDO, OHIO 43666                         BOSTON, MASSACHUSETTS 02109

                    (NAME AND ADDRESS OF AGENTS FOR SERVICE)

                            ------------------------


  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MARCH 1, 1998 PURSUANT TO PARAGRAPH (B) OF RULE 485.



                 THE INDEX TO EXHIBITS IS LOCATED AT PAGE C-6.


================================================================================

                                  HARBOR FUND

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-1A

                  ITEM NUMBER IN PART A                                    PROSPECTUS CAPTION
                  ---------------------                                    ------------------
     1.    Cover Page....................................    COVER PAGE
     2.    Synopsis......................................    PROSPECTUS SUMMARY
     3.    Condensed Financial Information...............    FINANCIAL HIGHLIGHTS
     4.    General Description of Registrant.............    HARBOR FUND IN DETAIL; ORGANIZATION AND
                                                             CAPITALIZATION
     5.    Management of the Fund........................    HARBOR FUND IN DETAIL; THE ADVISER,
                                                             SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER
                                                             SERVICING AGENT; BACK COVER
     6.    Capital Stock and Other Securities............    ORGANIZATION AND CAPITALIZATION; DISTRIBUTIONS
                                                             AND TAX INFORMATION; SHARE PRICE; PORTFOLIO
                                                             TRANSACTIONS
     7.    Purchase of Securities Being Offered..........    YOUR HARBOR FUND ACCOUNT -- HOW TO BUY SHARES;
                                                             SHARE PRICE
     8.    Redemption or Repurchase......................    YOUR HARBOR FUND ACCOUNT -- HOW TO SELL
                                                             SHARES; SHARE PRICE
     9.    Pending Legal Proceedings.....................    NOT APPLICABLE

                                                                        STATEMENT OF ADDITIONAL
                  ITEM NUMBER IN PART B                                   INFORMATION CAPTION
                  ---------------------                                 -----------------------
    10.    Cover Page....................................    COVER PAGE
    11.    Table of Contents.............................    TABLE OF CONTENTS
    12.    General Information and History...............    ORGANIZATION AND CAPITALIZATION
    13.    Investment Objectives and Policies............    ADDITIONAL POLICIES OF THE FUNDS; INVESTMENT
                                                             PRACTICES OF THE FUNDS; INVESTMENT
                                                             RESTRICTIONS
    14.    Management of the Fund........................    TRUSTEES AND OFFICERS
    15.    Control Persons and Principal Holders
             of Securities...............................    TRUSTEES AND OFFICERS
    16.    Investment Advisory and Other Services........    THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                                                             SHAREHOLDER SERVICING AGENT; INDEPENDENT
                                                             ACCOUNTANTS AND FINANCIAL STATEMENTS
    17.    Brokerage Allocation..........................    PORTFOLIO TRANSACTIONS
    18.    Capital Stock and Other Securities............    ORGANIZATION AND CAPITALIZATION
    19.    Purchase, Redemption and Pricing of Securities
             Being Offered...............................    SHAREHOLDER INVESTMENT ACCOUNT; REDEMPTIONS;
                                                             NET ASSET VALUE
    20.    Tax Status....................................    TAX INFORMATION
    21.    Underwriters..................................    THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                                                             SHAREHOLDER SERVICING AGENT
    22.    Calculation of Yield Quotations of Money
             Market Funds................................    PERFORMANCE AND YIELD INFORMATION
    23.    Financial Statements..........................    PORTFOLIO TRANSACTIONS; INDEPENDENT
                                                             ACCOUNTANTS AND FINANCIAL
                                                             STATEMENTS

                              [PROSPECTUS LOGO]


                             MARCH 1, 1998


                             HARBOR FUND

--------------------------------------------------------------------------------
   HARBOR FUND                                      PROSPECTUS--MARCH 1, 1998
   One SeaGate      Toledo, Ohio 43666
--------------------------------------------------------------------------------

  Harbor Fund is a family of nine no-load mutual funds that offers you investment opportunities in six equity funds: HARBOR GROWTH FUND, HARBOR INTERNATIONAL GROWTH FUND, HARBOR CAPITAL APPRECIATION FUND, HARBOR INTERNATIONAL FUND II, HARBOR INTERNATIONAL FUND AND HARBOR VALUE FUND; two fixed-income funds: HARBOR BOND FUND AND HARBOR SHORT DURATION FUND; and a money market fund: HARBOR MONEY MARKET FUND. An investment in Harbor Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  The Funds and their investment objectives are described on the next page. You may wish to pursue more than one investment objective by diversifying your portfolio and investing in more than one Harbor Fund. Investing in the Funds involves various investment risks and there can be no assurance that a Fund will achieve its investment objective.

  This prospectus gives you information about Harbor Fund that you should know before you invest. Additional information is included in the statement of additional information dated March 1, 1998, as amended or supplemented from time to time, filed with the Securities and Exchange Commission ("SEC") and incorporated by reference in this prospectus. For a copy, call 1-800-422-1050 or write to Harbor Fund. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                             PAGE
                                             ----
Prospectus Summary.......................      2
Financial Highlights.....................      6
Harbor Fund in Detail....................     10
Your Harbor Fund Account.................     17
Shareholder and Account Policies.........     22
The Adviser, Subadvisers, Distributor and
  Shareholder Servicing Agent............     24


                                             PAGE
                                             ----
Description of Securities and Investment
  Techniques.............................     27
Performance and Yield Information........     34
Portfolio Transactions...................     35
Distributions and Tax Information........     35
Organization and Capitalization..........     37
Appendix A...............................     38


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

  This Summary is qualified in its entirety by the more detailed information set forth in the Prospectus.

HARBOR FUND     Harbor Fund is a no-load, open-end management investment
                company, consisting of nine diversified mutual funds, registered under the Investment Company Act of 1940 ("Investment Company
                Act"). Each mutual fund represents a separate and distinct series of Harbor Fund's shares of beneficial interest. See
                Organization and Capitalization.

INVESTMENT
OBJECTIVES AND
POLICIES        The Funds are presented here in order of descending risk.
                Generally, if you are seeking higher returns you must assume greater risk as determined by the volatility of the net asset value of a Fund's shares. See Financial Highlights.

                                          EQUITY FUNDS

                The Equity Funds may be appropriate for investors who are willing to assume the risk of changes in the value of common stocks.

                HARBOR GROWTH FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies with market capitalizations or estimated revenues of not more than $500 million at the time of initial investment.

                HARBOR INTERNATIONAL GROWTH FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.

                HARBOR CAPITAL APPRECIATION FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion and above-average prospects for growth.

                HARBOR INTERNATIONAL FUND II'S investment objective is long-term total return principally from growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.

                HARBOR INTERNATIONAL FUND'S investment objective is long-term total return principally from growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.

                HARBOR VALUE FUND'S investment objective is long-term total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in dividend-paying common stocks.

                                       FIXED-INCOME FUNDS

                The Fixed-Income Funds are designed for investors who are willing to assume the risk of changing interest rates and other factors, such as duration and maturity, that affect the market value of bonds.

                HARBOR BOND FUND'S investment objective is total return. The Fund seeks to achieve its objective by investing in an actively managed portfolio of fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries.

                HARBOR SHORT DURATION FUND'S investment objective is total return that is consistent with preservation of capital. The Fund seeks to achieve its objective by investing in an actively managed portfolio of short-term, high grade fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries.

                                       MONEY MARKET FUND

                The Money Market Fund is designed for investors seeking the lowest possible investment risk associated with an investment in a mutual fund.

                HARBOR MONEY MARKET FUND'S investment objective is current income. Consistent with its policy of preservation of capital and liquidity, the Fund seeks to achieve its objective by investing in money market instruments of domestic and foreign issuers.

INVESTMENT
ADVISER Harbor Fund, on behalf of each Fund, has engaged Harbor Capital Advisors, Inc. ("Adviser") as investment adviser. The Adviser supervises the portfolio management of each Fund by its subadviser, recommends the hiring, termination and replacement of subadvisers to Harbor Fund's Board of Trustees and administers each Fund's business affairs. See The Adviser, Subadvisers, Distributor and Shareholder Servicing Agent.

THE SUB-
ADVISERS Each Fund's portfolio is managed by one or more subadvisers ("Subadvisers") consistent with each Fund's investment objective and policies.

                HARBOR GROWTH FUND:                          Emerging Growth
                                                             Advisors, Inc.
                                                             ("Emerging Growth")


                HARBOR INTERNATIONAL GROWTH FUND AND
                HARBOR CAPITAL APPRECIATION FUND:            Jennison Associates
                LLC ("Jennison")


                HARBOR INTERNATIONAL FUND II:                Summit
                                                             International
                                                             Investments, Inc.
                                                             ("Summit")

                HARBOR INTERNATIONAL FUND:                   Northern Cross
                                                             Investments Limited
                                                             ("Northern Cross")

                HARBOR VALUE FUND:                           DePrince, Race &
                Zollo, Inc. ("DRZ") and
                                           Richards & Tierney, Inc. ("R&T")

                HARBOR BOND FUND:                            Pacific Investment
                                                             Management Company
                                                             ("PIMCO")

                HARBOR SHORT DURATION FUND AND
                HARBOR MONEY MARKET FUND:                    Fischer Francis
                                                             Trees & Watts, Inc.
                                                             ("Fischer")

RISK FACTORS    Each Equity Fund is subject to the risks associated with
                investing in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, political and economic news.

                Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund invest primarily in foreign securities. Foreign securities and foreign currencies may involve risks in addition to the risks associated with equity securities generally. These include currency fluctuations, risks relating to political or economic conditions in the foreign country and the potentially less stringent investor protection, disclosure standards and settlement procedures of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

                Each Fixed-Income Fund is subject to the risks associated with investing in bonds. Bonds are issued to evidence loans that investors make to corporations and governments. Bonds in which the Funds may invest are issued by U.S. corporations, by the U.S. Treasury, by various cities and states and by various federal, state and local government agencies. Foreign companies and governments also issue bonds available to U.S. investors.

                Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. Generally the longer the maturity of a fixed-income security, the higher its yield and the greater its price volatility. Conversely, usually the shorter the maturity, the lower the yield but the greater the price stability. These factors operate in the fixed-income market place to have an effect on the volatility of the share price of each Fixed-Income Fund. A change in the level of interest rates causes the net asset value per share of a Fixed-Income Fund to change. If sustained over time, it would also have the effect of raising or lowering the yield of the Fund.

                Fixed-Income securities are also subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will result. Therefore, lower-rated bonds tend to sell at higher yields than higher-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity. See Description of Securities and Investment Techniques--Fixed-Income Securities.

                Harbor Short Duration Fund may invest in reverse repurchase agreements which will have the effect of leveraging the Fund's assets. The use of leverage by the Fund, which may be considered speculative, creates an opportunity for increased returns but at the same time creates special risks. See Description of Securities and Investment Techniques--Reverse Repurchase Agreements.


HOW TO BUY
SHARES You may purchase shares of each Fund at the net asset value next determined after receipt of your purchase request in good order. The minimum initial investment in each Fund is $2,000. The minimum is lowered to $500 per Fund if you are investing in an IRA, SEP-IRA, UGMA, UTMA, profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan. See Your Harbor Fund Account--How to Buy Shares.


HOW TO SELL
SHARES You may redeem shares directly from a Fund at the net asset value per share next determined after receipt of your redemption request in good order. Redemptions may be made by mail or telephone. Shareholders in Harbor Money Market Fund also have a checkwriting privilege available. See Your Harbor Fund Account--How to Sell Shares.

DISTRIBUTION
OPTIONS Unless you elect to receive income dividends and capital gains in cash or shares of another Harbor Fund, they will be reinvested in additional shares of the respective distributing Fund. Dividend and capital gains distributions, if any, are made at least annually. See Distributions and Tax Information.

EXCHANGE
PRIVILEGE       You may exchange your shares of any Fund for shares of another
                Fund (except Harbor International Fund unless you have an existing account) at the net asset value next determined after receipt of your exchange request in good order. A telephone exchange privilege is available. See Shareholder and Account
                Policies.

NET ASSET
VALUE The net asset value per share of each Fund is calculated after the close of trading on each day the New York Stock Exchange is open for trading. Call 1-800-422-1050 for the current day's net asset value of any Fund. See Shareholder and Account Policies--Transaction Details.

TAXATION Each Fund has qualified and has elected to be treated as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code and intends to continue to qualify for such treatment. See Distributions and Tax Information.

SHAREHOLDER
COMMUNICATION   Each shareholder will receive annual and semi-annual reports containing financial statements, a statement confirming each share transaction and quarterly combined statements. Financial statements included in annual reports are audited by Harbor
                Fund's independent certified public accountants.

EXPENSE INFORMATION

  The following table lists estimated Annual Operating Expenses for each Fund for the fiscal year ending October 31, 1998 based on actual expenses incurred in the most recently completed fiscal year.

                                                 HARBOR          HARBOR
                                     HARBOR   INTERNATIONAL     CAPITAL         HARBOR          HARBOR       HARBOR   HARBOR
                                     GROWTH      GROWTH       APPRECIATION   INTERNATIONAL   INTERNATIONAL   VALUE     BOND
                                      FUND        FUND            FUND        FUND II(1)        FUND(1)       FUND    FUND(1)
                                     ------   -------------   ------------   -------------   -------------   ------   -------
Annual Fund Operating Expenses
  (as a percentage of
  average net assets)
     Advisory Fees
      (after fee limitation)(1)....  0.75%        0.75%          0.60%           0.65%           0.80%       0.60%     0.48%
     Other Expenses................  0.24%*       0.27%          0.10%           0.43%           0.17%       0.23%     0.20%
                                     -----        -----          -----           -----           -----       -----     -----
     Total Operating Expenses(2)...  0.99%*       1.02%          0.70%           1.08%           0.97%       0.83%     0.68%
                                     =====        =====          =====           =====           =====       =====     =====

                                      HARBOR    HARBOR
                                      SHORT      MONEY
                                     DURATION   MARKET
                                     FUND(1)    FUND(1)
                                     --------   -------
Annual Fund Operating Expenses
  (as a percentage of
  average net assets)
     Advisory Fees
      (after fee limitation)(1)....   0.20%      0.18%
     Other Expenses................   0.80%**    0.44%
                                      -----      -----
     Total Operating Expenses(2)...   1.00%**    0.62%
                                      =====      =====


------------

 * Harbor Growth Fund's other expenses and total operating expenses have been restated to reflect an expected decrease in expenses in the current year. If these expenses had not been restated, other expenses and total operating expenses would have been 0.37% and 1.12%, respectively.
** Includes interest expense of .64%. Excluding interest expense, other expenses would be 0.16% and total operating expenses would be 0.36%.

(1) The Adviser (and in the case of Harbor International Fund, the Subadviser) has voluntarily agreed that all or a portion of their fees will not be imposed during the current fiscal year. In the absence of such an agreement, the advisory fees for Harbor International Fund II, Harbor International Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund would be 0.75%, 0.85%, 0.70%, 0.40% and 0.30%, respectively; and the estimated Total Operating Expenses would be 1.18%, 1.02%, 0.90%, 1.20%, (0.56% excluding interest expense) and 0.74%, respectively. Total operating expenses for Harbor International Fund II and Harbor Bond Fund are restated to reflect current advisory fees.


(2) During the year ended October 31, 1997, custodian fees were reduced by credits resulting from cash balances maintained with State Street Bank and Trust Company. In the absence of such credits, the Total Operating Expenses shown in the above table would have been 1.03% for Harbor International Growth Fund, 1.09% for Harbor International Fund II, 1.02% for Harbor Short Duration Fund, and .64% for Harbor Money Market Fund.

                   ------------------------------------------
Example: You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return and redemption at the end of each time period:

                                               1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                               ------           -------           -------           --------
Harbor Growth Fund.......................       $10               $32               $56               $128
Harbor International Growth Fund.........       $10               $33               $58               $132
Harbor Capital Appreciation Fund.........       $ 7               $23               $40               $ 90
Harbor International Fund II.............       $11               $35               $61               $139
Harbor International Fund................       $10               $31               $55               $125
Harbor Value Fund........................       $ 9               $27               $47               $107
Harbor Bond Fund.........................       $ 7               $22               $39               $ 88
Harbor Short Duration Fund*..............       $10               $32               $57               $129
Harbor Money Market Fund.................       $ 6               $20               $35               $ 80

  The purpose of the above table and Example is to summarize the aggregate expenses of each Fund to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------
* Includes interest expense. Excluding interest expense, the expenses would be $4, $12, $20 and $46, respectively.

                              FINANCIAL HIGHLIGHTS

  The tables below provide share information derived from each Fund's financial statements relating to income from investment operations, distributions, total return and ratios and other supplemental information. The following information has been examined by Price Waterhouse LLP, independent accountants, whose

                                                         INCOME FROM INVESTMENT OPERATIONS
                                                    -------------------------------------------
                                                                          NET REALIZED AND
                                                                     UNREALIZED GAINS (LOSSES)
                                  NET ASSET VALUE                     ON INVESTMENTS, FUTURES,    TOTAL FROM
                                   BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN       INVESTMENT
        YEAR/PERIOD ENDED             PERIOD         INCOME/LOSS         CURRENCY CONTRACTS       OPERATIONS
------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 1997.................     $16.00            $  --                  $ 2.30               $ 2.30
October 31, 1996.................      15.73             (.08)(a)                2.20                 2.12
October 31, 1995.................      12.83             (.04)                   3.26                 3.22
October 31, 1994.................      14.01               --                   (1.16)               (1.16)
October 31, 1993.................      12.42              .01                    2.95                 2.96
October 31, 1992.................      15.76              .02                   (1.01)                (.99)
October 31, 1991.................      10.21              .04                    6.53                 6.57
October 31, 1990.................      12.95              .10                   (2.24)               (2.14)
October 31, 1989.................      11.04              .09                    1.94                 2.03
October 31, 1988.................      10.25              .12                    1.56                 1.68
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1997.................     $15.35            $ .12                  $ 1.12               $ 1.24
October 31, 1996.................      12.10              .14(a)                 3.22                 3.36
October 31, 1995.................      11.53              .11*                    .54                  .65
October 31, 1994(2)..............      10.00              .07*                   1.47                 1.54
------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
October 31, 1997.................     $25.88            $ .06                  $ 8.95               $ 9.01
October 31, 1996.................      23.20              .02                    3.00                 3.02
October 31, 1995.................      17.31              .04                    6.06                 6.10
October 31, 1994.................      17.30              .03                    1.14                 1.17
October 31, 1993.................      16.30              .03                    3.03                 3.06
October 31, 1992.................      15.18              .02                    2.12                 2.14
October 31, 1991.................      10.65              .06                    5.47                 5.53
October 31, 1990.................      13.42              .15                   (1.53)               (1.38)
October 31, 1989.................      11.67              .22                    2.09                 2.31
October 31, 1988(4)..............      10.00              .14                    1.53                 1.67
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 1997.................     $10.47            $ .10*                 $ 1.63               $ 1.73
October 31, 1996(5)..............      10.00              .01*                    .46                  .47
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(6)
October 31, 1997.................     $31.21            $ .41*                 $ 5.44               $ 5.85
October 31, 1996.................      26.93              .41*                   4.41                 4.82
October 31, 1995.................      26.87              .39*                    .85                 1.24
October 31, 1994.................      22.85              .26*                   3.98                 4.24
October 31, 1993.................      16.77              .17*                   6.31                 6.48
October 31, 1992.................      17.69              .24                    (.95)                (.71)
October 31, 1991.................      15.74              .16                    2.47                 2.63
October 31, 1990.................      15.99              .37*                    .27                  .64
October 31, 1989.................      13.00              .18*                   3.67                 3.85
October 31, 1988(4)..............      10.00              .07*                   2.93                 3.00
------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(7)
October 31, 1997.................     $16.04            $ .34                  $ 4.13               $ 4.47
October 31, 1996.................      14.57              .40                    2.74                 3.14
October 31, 1995.................      13.50              .40                    2.13                 2.53
October 31, 1994.................      14.31              .36                     .27                  .63
October 31, 1993.................      13.24              .35                    1.22                 1.57
October 31, 1992.................      13.10              .41*                    .49                  .90
October 31, 1991.................      10.84              .46*                   2.71                 3.17
October 31, 1990.................      13.77              .51*                  (2.13)               (1.62)
October 31, 1989.................      11.73              .47*                   2.49                 2.96
October 31, 1988(4)..............      10.00              .29*                   1.69                 1.98
------------------------------------------------------------------------------------------------------------


                                           LESS DISTRIBUTIONS
                                   -----------------------------------
                                   DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                   NET INVESTMENT      NET REALIZED      NET INVESTMENT
        YEAR/PERIOD ENDED              INCOME        CAPITAL GAINS**         INCOME
------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 1997.................      $   --             $(4.10)            $  --
October 31, 1996.................          --              (1.85)               --
October 31, 1995.................          --               (.32)               --
October 31, 1994.................          --               (.02)               --
October 31, 1993.................        (.01)             (1.36)               --
October 31, 1992.................        (.04)             (2.31)               --
October 31, 1991.................        (.08)              (.94)               --
October 31, 1990.................        (.11)              (.49)               --
October 31, 1989.................        (.12)                --                --
October 31, 1988.................        (.10)              (.79)               --
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1997.................      $ (.08)            $ (.36)            $  --
October 31, 1996.................        (.11)                --                --
October 31, 1995.................        (.08)                --                --
October 31, 1994(2)..............        (.01)                --                --
------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(
October 31, 1997.................      $ (.02)            $ (.86)            $  --
October 31, 1996.................        (.03)              (.31)               --
October 31, 1995.................        (.04)              (.17)               --
October 31, 1994.................        (.03)             (1.13)               --
October 31, 1993.................        (.02)             (2.04)               --
October 31, 1992.................        (.04)              (.98)               --
October 31, 1991.................        (.14)              (.86)               --
October 31, 1990.................        (.21)             (1.18)               --
October 31, 1989.................        (.18)              (.38)               --
October 31, 1988(4)..............          --                 --                --
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 1997.................      $ (.02)            $ (.04)            $  --
October 31, 1996(5)..............          --                 --                --
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(6)
October 31, 1997.................      $ (.42)            $ (.80)            $  --
October 31, 1996.................        (.41)              (.13)               --
October 31, 1995.................        (.24)              (.94)               --
October 31, 1994.................        (.22)                --                --
October 31, 1993.................        (.22)              (.18)               --
October 31, 1992.................        (.21)                --                --
October 31, 1991.................        (.34)              (.34)               --
October 31, 1990.................        (.17)              (.72)               --
October 31, 1989.................        (.10)              (.76)               --
October 31, 1988(4)..............          --                 --                --
------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(7)
October 31, 1997.................      $ (.34)            $(2.00)            $  --
October 31, 1996.................        (.40)             (1.27)               --
October 31, 1995.................        (.39)             (1.07)               --
October 31, 1994.................        (.34)             (1.10)               --
October 31, 1993.................        (.35)              (.15)               --
October 31, 1992.................        (.41)              (.35)               --
October 31, 1991.................        (.47)              (.44)               --
October 31, 1990.................        (.51)              (.80)               --
October 31, 1989.................        (.48)              (.44)               --
October 31, 1988(4)..............        (.25)                --                --
------------------------------------------------------------------------------------------------------------


See page 9 for notes to the Financial Highlights.

report thereon is incorporated by reference, and attached to the Statement of Additional Information. Further information about the performance of each Fund is contained in Harbor Fund's Annual and Semi-Annual Reports to Shareholders which may be obtained without charge by calling 800-422-1050.

                                                                                                   ADVISER OR
       TAX                                                                       RATIO OF          SUBADVISER          RATIO OF
      RETURN                        NET ASSET                NET ASSETS     OPERATING EXPENSES        FEES         INTEREST EXPENSE
        OF           TOTAL        VALUE END OF     TOTAL    END OF PERIOD       TO AVERAGE         NOT IMPOSED        TO AVERAGE
     CAPITAL     DISTRIBUTIONS       PERIOD        RETURN   ($ THOUSANDS)     NET ASSETS (%)       (PER SHARE)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $(4.10)          $14.20         18.64%   $  104,568            1.12%              $ --                 --%
          --         (1.85)           16.00         14.84       113,511            0.92                 --                 --
          --          (.32)           15.73         25.93       137,524            0.93                 --                 --
          --          (.02)           12.83         (8.29)      141,330            0.93                 --                 --
          --         (1.37)           14.01         26.17       208,320            0.90                 --                 --
          --         (2.35)           12.42         (7.48)      191,464            0.90                 --                 --
          --         (1.02)           15.76         68.72       211,494            0.91                 --                 --
          --          (.60)           10.21        (17.43)      122,622            0.94                 --                 --
          --          (.12)           12.95         18.55       139,399            1.03                 --                 --
          --          (.89)           11.04         17.52       115,972            1.06                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $ (.44)          $16.15          8.13%   $  918,950            1.02%              $ --                 --%
          --          (.11)           15.35         27.86       478,969            1.10                 --                 --
          --          (.08)           12.10          5.83       122,415            1.21*               .01                 --
          --          (.01)           11.53         15.36        74,734            1.32*               .02                 --
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $ (.88)          $34.01         35.73%   $2,798,404            0.70%              $ --                 --%
          --          (.34)           25.88         13.22     1,583,215            0.75                 --                 --
          --          (.21)           23.20         35.73       925,751            0.75                 --                 --
          --         (1.16)           17.31          7.25       225,984            0.81                 --                 --
          --         (2.06)           17.30         20.16       145,331            0.86                 --                 --
          --         (1.02)           16.30         14.41        77,445            0.91                 --                 --
          --         (1.00)           15.18         55.35        80,316            0.89                 --                 --
          --         (1.39)           10.65        (11.52)       54,560            0.88                 --                 --
          --          (.56)           13.42         20.91        60,367            0.92                 --                 --
          --            --            11.67         15.89++      46,457            0.99+                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $ (.06)          $12.14         16.64%   $  134,957            0.98%*             $.02                 --%
          --            --            10.47          4.70++      12,573            1.44*+              .01                 --
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $(1.22)          $35.84         19.26%   $5,090,048            0.97%*             $.02                 --%
          --         (0.54)           31.21         18.17     4,030,127            0.99*               .01                 --
          --         (1.18)           26.93          5.06     3,267,157            1.04*               .01                 --
          --          (.22)           26.87         18.57     3,129,634            1.10*               .01                 --
          --          (.40)           22.85         39.51     2,275,053            1.20*                --+++              --
          --          (.21)           16.77         (4.08)      700,733            1.28                 --                 --
          --          (.68)           17.69         17.74       205,703            1.35                 --                 --
          --          (.89)           15.74          3.81        63,745            1.40*               .01                 --
          --          (.86)           15.99         31.30        29,018           1.15*                .08                 --
          --            --            13.00         30.00++      10,349            1.78*+              .07                 --
-----------------------------------------------------------------------------------------------------------------------------------
      $   --        $(2.34)          $18.17         31.08%   $  161,359            0.83%              $ --                 --%
          --         (1.67)           16.04         23.08       112,109            0.83                 --                 --
          --         (1.46)           14.57         21.02        84,514            0.90                 --                 --
          --         (1.44)           13.50          4.80        59,390            1.04                 --                 --
          --          (.50)           14.31         11.99        59,884            0.88                 --                 --
          --          (.76)           13.24          7.06        63,974            0.84*               .01                 --
          --          (.91)           13.10         30.18        43,066            0.93*               .01                 --
          --         (1.31)           10.84        (13.00)       23,453            1.01*               .02                 --
          --          (.92)           13.77         26.64        23,418            1.02*               .04                 --
          --          (.25)           11.73         20.07++      11,551            1.40*+              .04                 --
-----------------------------------------------------------------------------------------------------------------------------------


       RATIO OF NET                       AVERAGE
     INVESTMENT INCOME                   COMMISSION
        TO AVERAGE        PORTFOLIO         RATE
      NET ASSETS (%)     TURNOVER (%)     PAID***
---------------------------------------------------
           (0.47)%           147.37%       $.0120
           (0.50)             87.97         .0561
           (0.30)             87.94            --
              --             115.89            --
            0.11             170.85            --
            0.14              83.83            --
            0.32              97.64            --
            0.74              95.95            --
            0.75             104.09            --
            1.14              52.63            --
---------------------------------------------------
            0.91%             76.19%       $.0190
            0.99              55.17         .0322
            1.31*             74.86            --
            0.87*             41.80            --
---------------------------------------------------
            0.23%             72.80%       $.0605
            0.11              73.69         .0629
            0.23              51.65            --
            0.24              72.89            --
            0.24              93.24            --
            0.12              69.33            --
            0.47              89.99            --
            1.18             162.43            --
            1.77              75.11            --
            1.48+             47.67            --
---------------------------------------------------
            1.33%*            57.61%       $.0005
            0.40*+             2.61         .0003
---------------------------------------------------
            1.20%*             6.39%       $.0248
            1.42*              9.73         .0119
            1.53*             14.01            --
            1.09*             28.70            --
            1.28*             15.70            --
            1.98              24.67            --
            1.76              18.63            --
            2.82*             28.28            --
            1.56*             21.05            --
            0.87*+            26.66            --
---------------------------------------------------
            1.98%            145.85%       $.0494
            2.65*            132.39         .0448
            3.00             135.93            --
            2.66             150.94            --
            2.48              50.20            --
            3.11*             19.68            --
            3.61*             32.60            --
            3.96*             31.41            --
            3.92*             39.89            --
            3.36*+            43.74            --
---------------------------------------------------

                                                         INCOME FROM INVESTMENT OPERATIONS
                                                    -------------------------------------------
                                                                          NET REALIZED AND
                                                                     UNREALIZED GAINS (LOSSES)
                                  NET ASSET VALUE                     ON INVESTMENTS, FUTURES,    TOTAL FROM
                                   BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN       INVESTMENT
        YEAR/PERIOD ENDED             PERIOD            INCOME           CURRENCY CONTRACTS       OPERATIONS
------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 1997.................     $11.28            $ .68*                 $  .30               $  .98
October 31, 1996.................      11.21              .72*                    .09                  .81
October 31, 1995.................      10.41              .74*                    .73                 1.47
October 31, 1994.................      11.92              .68*                  (1.02)                (.34)
October 31, 1993.................      11.35              .68*                    .82                 1.50
October 31, 1992.................      11.11              .79*                    .50                 1.29
October 31, 1991.................      10.03              .83*                   1.09                 1.92
October 31, 1990.................      10.55              .84*                   (.44)                 .40
October 31, 1989.................      10.26              .76*                    .37                 1.13
October 31, 1988(4)..............      10.00              .60*                    .17                  .77
------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 1997.................     $ 8.79            $ .45*                 $  .01               $  .46
October 31, 1996.................       8.82              .63*                   (.02)                 .61
October 31, 1995.................       8.77              .52*                    .06                  .58
October 31, 1994.................       9.68              .34*                   (.12)                 .22
October 31, 1993.................      10.09              .34*                    .16                  .50
October 31, 1992(8)..............      10.00              .29*                    .08                  .37
------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 1997.................     $ 1.00            $ .02*                 $   --               $  .02
October 31, 1996.................       1.00              .05*                     --                  .05
October 31, 1995.................       1.00              .06*                     --                  .06
October 31, 1994.................       1.00              .03*                     --                  .03
October 31, 1993.................       1.00              .03*                     --                  .03
October 31, 1992.................       1.00              .04*                     --                  .04
October 31, 1991.................       1.00              .06                      --                  .06
October 31, 1990.................       1.00              .08                      --                  .08
October 31, 1989.................       1.00              .08                     .01                  .09
October 31, 1988(4)..............       1.00              .06                      --                  .06
------------------------------------------------------------------------------------------------------------


                                           LESS DISTRIBUTIONS
                                   -----------------------------------
                                   DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                   NET INVESTMENT      NET REALIZED      NET INVESTMENT
        YEAR/PERIOD ENDED              INCOME        CAPITAL GAINS**         INCOME
---------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 1997.................      $ (.69)            $   --             $  --
October 31, 1996.................        (.74)                --                --
October 31, 1995.................        (.67)                --                --
October 31, 1994.................        (.67)              (.50)               --
October 31, 1993.................        (.68)              (.25)               --
October 31, 1992.................        (.79)              (.26)               --
October 31, 1991.................        (.84)                --                --
October 31, 1990.................        (.83)              (.09)               --
October 31, 1989.................        (.77)              (.07)               --
October 31, 1988(4)..............        (.51)                --                --
---------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 1997.................      $ (.59)            $   --             $  --
October 31, 1996.................        (.60)                --              (.04)
October 31, 1995.................        (.52)                --              (.01)
October 31, 1994.................       (1.08)                --                --
October 31, 1993.................        (.82)              (.09)               --
October 31, 1992(8)..............        (.28)                --                --
---------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 1997.................      $ (.02)            $   --             $  --
October 31, 1996.................        (.05)                --                --
October 31, 1995.................        (.06)                --                --
October 31, 1994.................        (.03)                --                --
October 31, 1993.................        (.03)                --                --
October 31, 1992.................        (.04)                --                --
October 31, 1991.................        (.06)                --                --
October 31, 1990.................        (.08)                --                --
October 31, 1989.................        (.08)              (.01)               --
October 31, 1988(4)..............        (.06)                --                --
---------------------------------------------------------------------------------------


                                                                                             ADVISER OR
      TAX                                                                  RATIO OF          SUBADVISER          RATIO OF
    RETURN                     NET ASSET               NET ASSETS     OPERATING EXPENSES        FEES         INTEREST EXPENSE
      OF          TOTAL        VALUE END     TOTAL    END OF PERIOD       TO AVERAGE         NOT IMPOSED        TO AVERAGE
    CAPITAL   DISTRIBUTIONS    OF PERIOD     RETURN   ($ THOUSANDS)     NET ASSETS (%)       (PER SHARE)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------
    $   --       $ (.69)         $11.57        8.96%    $362,594             0.67%*             $.03                 --%
        --         (.74)          11.28        7.56      279,849            0.70*                .03                 --
        --         (.67)          11.21       14.56      222,998             0.70*               .03                 --
        --        (1.17)          10.41       (3.14)     162,221             0.77*               .03                 --
        --         (.93)          11.92       13.98      164,382             0.72*               .02                 --
        --        (1.05)          11.35       12.14       65,420             0.77*               .04                 --
        --         (.84)          11.11       20.01       40,486             0.86*               .04                 --
        --         (.92)          10.03        4.03       24,341             1.22*               .02                 --
        --         (.84)          10.55       11.66       21,233             1.21*               .04                 --
        --         (.51)          10.26        7.91++     11,225             1.55*+              .03                 --
-----------------------------------------------------------------------------------------------------------------------------
    $   --       $ (.59)         $ 8.66        5.48%    $162,476             0.36%*             $.02               0.64%
        --         (.64)           8.79        7.24      182,292            0.33*                .02               1.26
        --         (.53)           8.82        6.82      105,007             0.38*               .02               1.46
      (.05)       (1.13)           8.77        2.53      115,891             0.38*                --+++            1.26
        --         (.91)           9.68        5.18      135,189             0.43*               .02                .69
        --         (.28)          10.09        3.72++    186,523             0.35*+              .01               1.19+
-----------------------------------------------------------------------------------------------------------------------------
    $   --       $ (.02)         $ 1.00        5.11%    $ 73,540             0.62%*             $ --+++              --%
        --         (.05)           1.00        5.08       65,991            0.64*                 --+++              --
        --         (.06)           1.00        5.66       64,492             0.61*                --+++              --
        --         (.03)           1.00        3.53       60,024             0.67*                --+++              --
        --         (.03)           1.00        2.68       46,879             0.71*                --+++              --
        --         (.04)           1.00        3.67       55,244             0.69*                --+++              --
        --         (.06)           1.00        6.25       57,093             0.66                 --                 --
        --         (.08)           1.00        8.02       49,968             0.66                 --                 --
        --         (.09)           1.00        9.44       43,727             0.70                 --                 --
        --         (.06)           1.00        5.61++     68,475             0.66+                --                 --
-----------------------------------------------------------------------------------------------------------------------------


       RATIO OF NET                      AVERAGE
     INVESTMENT INCOME                  COMMISSION
        TO AVERAGE        PORTFOLIO        RATE
      NET ASSETS (%)     TURNOVER (%)    PAID***
--------------------------------------------------
            6.04%*           252.37%      $   --
            6.40*            192.64           --
            7.11*             88.69           --
            6.29*            150.99           --
            6.19*            119.92           --
            7.30*             52.54           --
            8.12*             58.45           --
            8.30*             90.99           --
            8.20*             91.17           --
            7.42*+           124.15           --
--------------------------------------------------
---
            5.14%*         1,518.68%      $   --
            6.84*          1,277.82           --
            6.19*            725.96           --
            4.61*            895.76           --
            4.19*          1,212.20           --
            3.79*+         2,759.70           --
--------------------------------------------------
---
            4.97%*              N/A       $   --
            4.85*               N/A           --
            5.42*               N/A           --
            3.38*               N/A           --
            2.58*               N/A           --
            3.39*               N/A           --
            5.70                N/A           --
            7.54                N/A           --
            8.40                N/A           --
            6.97+               N/A           --
--------------------------------------------------
---

 (1) Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.
 (2) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
 (3) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
 (4) For the period December 29, 1987 (commencement of operations) through October 31, 1988.
 (5) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
 (6) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
 (7) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
 (8) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
   + Annualized
  ++ Unannualized
 +++ Amount is less than $.01 per share.
  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees.
 **  Includes both short-term and long-term gains.
*** Average commission rate paid may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rates may differ.
(a)  Based on monthly average of shares outstanding during the fiscal year.

                             HARBOR FUND IN DETAIL

  Harbor Fund offers a range of investment opportunities through the nine mutual funds offered in this Prospectus. Each Fund has its own investment objective and policies. The Funds' investment objectives and policies are non-fundamental and may be changed by Harbor Fund's Board of Trustees without shareholder approval. Harbor Fund has adopted certain fundamental investment restrictions that are enumerated in detail in the Statement of Additional Information and which may not be changed without shareholder approval.

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  HARBOR GROWTH FUND. Harbor Growth Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of companies with market capitalization or estimated revenues of not more than $500 million at the time of initial investment. Under normal market conditions, the Fund intends to invest substantially all, but at least 65%, of its total assets in a diversified portfolio of equity and equity-related securities of approximately 40 issuers. In selecting companies for the Fund, Emerging Growth Advisors, Inc., the Fund's Subadviser (the "Subadviser or Emerging Growth") examines a company's business characteristics looking for those companies with favorable prospective financial and long-term growth dynamics where management is committed to improving the company's earnings at an above average growth rate. The companies in which the Fund invests include those with new and innovative products or services.

  The Fund's policy of investing in a small number of stocks exposes the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks. In exceptional market circumstances or to preserve the Fund's compliance with the SEC's policies on industry concentration and issuer diversification, the Fund may invest in more than 40 stocks. The Fund's policy of investing in small companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. See "Description of Securities and Investment Techniques."

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities, engage in short sales up to 25% of its total assets and occasionally invest in securities of foreign issuers. For additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR INTERNATIONAL GROWTH FUND. Harbor International Growth Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of foreign issuers including issuers in emerging markets. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities in a minimum of three countries. Current income, if any, is a subordinate consideration.

  Unlike Harbor International Fund II and Harbor International Fund, the Fund seeks to achieve its objective by investing in a focused selection of approximately 20-40 common stocks or securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock of issuers that demonstrate a tendency towards long-term secular growth.

  The Fund's policy of investing in a narrowly focused selection of stocks may expose the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks. In exceptional market circumstances or to preserve the Fund's compliance with the SEC's policies on industry and country concentration and issuer diversification, the Fund's assets may be invested in more than 40 stocks.

  The Fund may also invest in foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs) or other similar securities representing ownership of securities of foreign issuers.


  For temporary defensive purposes, as determined by the Fund's Subadviser, Jennison Associates LLC (the "Subadviser or Jennison"), the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated investment grade, i.e., BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"); and cash and cash equivalents such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."


  HARBOR CAPITAL APPRECIATION FUND. Harbor Capital Appreciation Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion and above-average prospects for growth. The Fund invests substantially all, but at least 65%, of its total assets in equity and equity related securities of companies which typically have equity market capitalizations of at least $1 billion. When the Fund's Subadviser, Jennison Associates LLC (the "Subadviser or Jennison"), believes that investment in foreign securities offers opportunities for capital growth, the Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers located or doing business in emerging markets.


  Securities of companies exhibiting superior sales growth, high levels of unit growth, high returns on equity and assets, and strong balance sheets, will be considered for investment by the Fund. Companies must currently demonstrate superior absolute and relative earnings growth and be attractively valued to warrant inclusion in the Fund's portfolio. Jennison will devote special attention to companies which are likely to benefit from unique marketing competence, strong research and development resulting in a superior new product flow and excellent management capability. Companies must actually achieve or exceed expected earnings results to be purchased or retained by the Fund. No effort is made by the Fund to time the market. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in securities lending and short sales. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market, or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other similar securities representing ownership securities of foreign issuers.

  For additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."

  HARBOR INTERNATIONAL FUND II. Harbor International Fund II seeks long-term total return principally from growth of capital by investing primarily in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and comparable equity securities of foreign issuers. The Fund may also invest in warrants. The Fund will invest in a minimum of three countries. The Fund's Subadviser, Summit International Investments, Inc. (the "Subadviser" or "Summit"), currently intends to invest primarily in securities of issuers located in Europe, the Pacific Basin and emerging industrialized countries which it believes present favorable investment opportunities and whose economies and political regimes afford adequate protection for foreign shareholders. The Fund may invest up to 10% of its total assets in fixed income securities of foreign corporate issuers, supranational organizations and foreign governments and their political subdivisions, authorities, agencies and instrumentalities. The Fund may also invest in foreign securities in the form of

ADRs, EDRs, GDRs, IDRs or other similar securities representing ownership of securities of foreign issuers.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's; and cash and cash equivalents such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques." Although the investment objective and policies of Harbor International Fund II are similar to those of Harbor International Fund, each Fund's portfolio of securities is not expected to be substantially identical because each Fund has a different portfolio manager. Over time, each portfolio manager's investment decisions on behalf of the respective Fund will result in different securities being selected for the Funds. Investors should not expect that the performance of International Fund II's portfolio will be identical to that of International Fund.

  HARBOR INTERNATIONAL FUND. Sales of shares of this Fund to new investors have been suspended. See "Shareholder and Account Policies." Harbor International Fund seeks long-term total return principally from growth of capital by investing primarily in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and comparable equity securities of foreign issuers. The Fund may also invest in warrants. The Fund will invest in a minimum of three countries. The Fund's Subadviser, Northern Cross Investments Limited (the "Subadviser" or "Northern Cross"), currently intends to invest primarily in equity securities of issuers located in Europe, the Pacific Basin and the more highly developed emerging industrialized countries, which it believes present favorable investment opportunities. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs or other similar securities representing ownership of securities of foreign issuers.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's; and cash and cash equivalents such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."

  HARBOR VALUE FUND. Harbor Value Fund seeks long-term total return with an emphasis on current income through investment in dividend-paying common stocks. The Fund will invest in a broadly diversified portfolio of dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market. However, the Subadvisers at their discretion may also invest up to 15% of their total assets in non-dividend paying stocks.

  Under normal market conditions, at least 65% of the Fund is invested in common stocks with the characteristics described below. The balance of the Fund's assets may be invested in other equity securities or U.S. Government securities, or may be held in cash or cash equivalents. Responsibility for investing the Fund's portfolio is divided between two Subadvisers. DePrince, Race & Zollo, Inc. (DRZ) manages 75% of the assets of the Fund, and Richards & Tierney, Inc. (R&T) manages the remaining 25% of the Fund's assets.

  The Fund pursues its objective with respect to the 75% of its assets managed by DRZ by investing in stocks with an above-average current yield, which are undervalued compared to their history relative to the market and which have improving fundamentals. Stock selection is the key factor in DRZ's methodology. Before buying or selling a stock, the portfolio manager analyzes current yield, relative valuation and fundamentals. Relative valuation analysis means that the portfolio manager reviews twenty years of yield, price/earnings, price/book, and price/cash flow relative to the S&P 500. Fundamental analysis means that the portfolio manager seeks to identify stocks with improving conditions. The disciplined execution of this methodology results in an actively managed portfolio. The portfolio has a yield strategy greater than or equal to 1.5 times the S&P 500 yield.

  The Fund pursues its objective with respect to the 25% of its assets managed by R&T, by following investment policies emphasizing common stocks that complement stocks selected for that portion of the portfolio managed by DRZ. Using quantitative techniques, R&T is able to construct a broadly diversified list of stock holdings whose presence in the portfolio does not negate the active management by DRZ. This provides the Fund with broader exposure in the so-called value (i.e., lower volatility) area of the market while preserving DRZ's value adding active management capability.

  For temporary defensive purposes, as determined by each Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in securities lending and short sales. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other similar securities representing ownership of securities of foreign issuers.

  For additional information about the securities in which the Fund invests and the management techniques the Subadvisers employ to manage the Fund. See "Description of Securities and Investment Techniques."

  HARBOR BOND FUND. Harbor Bond Fund seeks total return by investing in an actively managed portfolio of fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries, including emerging markets. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of at least five years; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the International Bank for Reconstruction and Development); Brady bonds; obligations of domestic or foreign corporations and other entities (rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined by Pacific Investment Management Company ("PIMCO" or the "Subadviser") to be of comparable quality); and mortgage-related and other asset-backed securities. Mortgage-backed securities in which the Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates, collateralized mortgage obligations and stripped mortgage backed securities, such as interest only and principal only securities. The Fund's investments will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that PIMCO believes are relatively undervalued. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, banker's acceptances, certificates of deposit and time deposits).

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States.

  The Fund may also invest up to 15% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, although the weighted average quality of all fixed-income securities held by the Fund will be equivalent to securities rated A or higher by Moody's and S&P.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers.

  The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of the Fund will vary between 8 and 15 years. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

  In selecting securities and currencies for Harbor Bond Fund's portfolio, PIMCO utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on PIMCO's outlook for the economy, the financial markets, and other factors.

  Harbor Bond Fund's portfolio will normally consist of securities of varying maturities with a portfolio duration equal to that of the market plus or minus
1.5 years. Except in unusual and temporary circumstances, the duration of the Fund's portfolio will vary within the three- to six-year timeframe based on PIMCO's forecast for interest rates, but under current conditions is expected to stay within one year of what PIMCO believes to be the average duration of the bond market as a whole. PIMCO bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps combined with options, options on futures and mortgage and interest rate swaps and interest rate floors and caps.

  Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. It was developed as a more precise alternative to the concept of "term to maturity" as a measure of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is computed by determining the expected period of time until each scheduled payment or unscheduled prepayment of principal or interest and averaging such time periods on a weighted basis in accordance with the present value of such expected payments. A reduction in the coupon interest rate would generally increase duration; an increase in the coupon interest rate would generally reduce duration. Duration is one of the fundamental tools used by PIMCO in security selection.


  Harbor Bond Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and options on such swaps and interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when PIMCO anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio.


  In addition, the Fund may enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, engage in securities lending and short selling and enter into reverse repurchase agreements. For additional information about the securities in which the Fund invests and the management techniques and the derivative instruments the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."

  HARBOR SHORT DURATION FUND. Harbor Short Duration Fund seeks total return that is consistent with preservation of capital by investing in an actively managed portfolio of short-term, high grade fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries. The Fund is expected to have less volatility of return than is typically associated with broad bond market indices such as the Lehman Brothers Government/Corporate Index.

  The Fund invests principally in high grade bonds (i.e., rated A or higher by S&P or Moody's or, if unrated, determined by the Subadviser to be of comparable quality), including: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the World Bank); (iii) obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper (rated A-1 by S&P or P-1 by Moody's or higher or, if unrated, determined by the Subadviser to be of comparable quality), bankers' acceptances, certificates of deposit and time deposits); and (iv) obligations of domestic and foreign corporations and other entities (including mortgage-and other asset-backed securities). The obligations in which the Fund may invest may have fixed, variable or floating interest rates.

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash.

  In selecting securities for the Fund's portfolio, the Fund's Subadviser, Fischer Francis Trees & Watts, Inc. ("Fischer" or the "Subadviser") considers such factors as the security's maturity, duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation.

  Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity, in contrast, measures only the time until final payment is due on a bond or other debt security, taking no account of the pattern of a security's cash flows over time. In computing the portfolio's duration, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The dollar-weighted average duration of the Fund's portfolio is expected to approximate one year and will not vary from one year by more than two years, that is, from an average of three years to minus one year (taking into account the negative duration of all short positions). For a portfolio at one year, average maturity approximates average duration. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps. Subject to the policy of maintaining a dollar-weighted average portfolio duration not exceeding three years, the Fund may invest in individual obligations of any duration.

  The assets of the Fund are actively managed and are bought and sold in response to changes in value resulting from new information affecting the supply of and demand for securities in the Fund's portfolio. Active management of the Fund entails frequent decisions concerning the changing relative attractiveness of various investments. The Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps, swaps combined with options, interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when Fischer anticipates that a foreign currency will appreciate or depreciate in value. The Fund may enter into these transactions even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio.

In addition, the Fund may acquire securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, enter into repurchase agreements and engage in portfolio securities lending. The Fund engages in short selling of securities. The Fund enters into reverse repurchase agreements with banks and broker-dealers. The Fund will maintain continuous asset coverage of at least 300% with respect to borrowing through reverse repurchase agreements. The percentage of the Fund's total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. For a discussion of the special risks associated with the Fund's use of (i) reverse repurchase agreements and the resultant leveraging effect of such agreements on the Fund's portfolio and (ii) short sales. See "Description of Securities and Investment Techniques."


  For additional information about the securities in which the Fund may invest and the management techniques and the derivative instruments the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."

  HARBOR MONEY MARKET FUND. Harbor Money Market Fund seeks current income, consistent with its policy of preservation of capital and liquidity, by investing in money market instruments of domestic and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets are invested in:

       (A) short-term (maturing in thirteen months or less) U.S. Government securities;

       (B) treasury receipts; treasury investment growth receipts ("TIGR's"); certificates of accrual on treasury receipts ("CATS"); and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury traded under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS");

       (C) U.S. dollar-denominated obligations issued by major U.S. and foreign banks (including certificates of deposit and bankers' acceptances) that meet the $100,000,000 standard set forth under "Cash Equivalents" and other obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes, provided they are (i) rated in the highest rating category of at least two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, that NRSRO, or (ii) issued or guaranteed by a company which at the date of investment has outstanding a comparable debt issue rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (D) commercial paper (including variable and floating rate commercial paper with interest rates which adjust in accordance with changes in interest rate indices) which is rated in the highest rating category of at least two NRSROs or, if not rated, is issued by a company having outstanding comparable debt rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (E) short-term (maturing in thirteen months or less) corporate obligations which are rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (F) repurchase agreements; and

       (G) asset-backed securities (including, but not limited to, interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables) which are determined to be of high quality by Fischer, the Fund's Subadviser, pursuant to criteria approved by the Board of Trustees.

  The Fund may invest up to 20% of the value of its net assets in debt instruments not specifically described in (A) through (G) above, including unrated instruments, provided that such instruments are deemed by Harbor Fund's Trustees to be of comparable high quality and liquidity and that they meet the Fund's maturity requirements.


  The Fund may invest more than 25% of the value of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers' acceptances. The Fund, however, may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. Government securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater. For a description of each NRSROs' rating categories, see Appendix A to the Statement of Additional Information. For more information about the foregoing instruments. See "Description of Securities and Investment Techniques."

  Fischer may employ a number of professional money management techniques in anticipation of or in response to shifts in market conditions and fiscal or monetary policy. These techniques include varying the composition of the Fund's investments and the average maturity of the Fund's portfolio based upon an assessment of the relative values of various money market instruments and future interest rate patterns. As a result, the Fund may engage in more active portfolio trading and experience more volatility in its distributions than many other money market funds.

  In addition, the Fund may purchase securities on a when-issued or forward commitment basis, and engage in securities lending and short sales. The collateral securing loans of portfolio securities or short sales will consist only of cash, cash equivalents, or U.S. Government securities that satisfy the quality and maturity standards applicable to the Fund's investments under the rule allowing amortized cost valuation.

  The Fund seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to achieve this objective. However, to facilitate this, the Fund's portfolio securities are valued by the amortized cost method as permitted by a rule of the SEC. The rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of thirteen months (as defined in the rule) and that they meet certain quality standards. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less. For additional information about the securities in which the Fund may invest and the management techniques the Subadviser employs to manage the Fund. See "Description of Securities and Investment Techniques."

                            YOUR HARBOR FUND ACCOUNT

HOW TO BUY SHARES

  Shares of each Fund are available for purchase from Harbor Fund's distributor, HCA Securities, Inc. (the "Distributor"). The Distributor has appointed Harbor Transfer, Inc. (the "Shareholder Servicing Agent") as its agent to accept payment for all shares of Harbor Fund sold. The minimum initial investment in each Fund is $2,000, with minimum subsequent investments of $500 per Fund. If your account is an IRA, SEP-IRA, UGMA, UTMA profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan, the minimums are lowered to $500 per Fund for initial and $100 per Fund for subsequent investments. ALL CHECKS MUST BE MADE PAYABLE TO HARBOR FUND, AND MAY BE MAILED
TO:
                                  HARBOR FUND,
                           C/O HARBOR TRANSFER, INC.,
                                P.O. Box 10048,
                             Toledo, OH 43699-0048.

When making a subsequent investment, you should include the detachable stub from your confirmation statement to provide additional information.


  Any order by mail or by wire to purchase shares of a Fund must be received in good order before the close of regular trading on the New York Stock Exchange, usually 4 p.m., Eastern time. Investments received after that time will be deemed received on the next business day.


  IF YOU ARE NEW TO HARBOR FUND, please complete and sign the appropriate new account application and mail it along with your check. If you did not receive the proper application form with this Prospectus, please contact the Fund at 800-422-1050. All orders to purchase shares are subject to acceptance or rejection by Harbor Fund, Harbor Transfer, Inc. or HCA Securities, Inc. If you are establishing an account with an investment of $25,000 or more, you may also open your account by wire. Please contact the Fund for specific instructions.

  Shares of each Fund will be purchased at the net asset value next determined after receipt of your request in good order. Harbor Fund does not issue share certificates. The sale of shares of any Fund will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC.

  Retirement and institutional investing involves its own investment procedures. If you are investing in an IRA, SEP-IRA, or if you are an institutional client, please contact the Fund at 800-422-1050 for the appropriate application and information.

  IF YOU BUY SHARES BY CHECK, YOU MAY NOT EXCHANGE THOSE SHARES FOR 10 CALENDAR DAYS TO ENSURE THAT YOUR CHECK HAS CLEARED. You may redeem those shares; however, the payment of the proceeds of that redemption may be delayed for up to the same 10 days. To avoid the 10-day holding period for investments in any Fund, you can wire federal funds to Harbor Fund from your bank, which may charge you a fee. "Wiring federal funds" means that your bank sends money to Harbor Fund's bank through the Federal Reserve System. Wire instructions are referenced below, for your convenience. You may also wish to consider buying shares by U.S. Postal money order, U.S. Treasury check, or Federal Reserve check to avoid the 10-day holding period.

  Harbor Fund will not accept any third party checks. MAKE YOUR CHECK PAYABLE TO HARBOR FUND. Checks must be drawn on U.S. banks, and are accepted subject to collection at full value. If your check, wire or Automatic Clearing House ("ACH") transaction does not clear, your purchase will be cancelled. There will be a $15 fee for any check, wire or ACH transaction rejected for any reason. Harbor Fund reserves the right to deduct the fee from any existing shareholder account, and you may be prohibited from future investment in Harbor Fund.

  You may purchase shares of a Fund at net asset value through a broker, who may charge you a transaction fee for this service, no part of which is paid by or received by the Fund, the Adviser, the Distributor or the Shareholder Servicing Agent. The Funds may allow certain brokers, dealers or institutional investors with whom the Distributor and the Funds have entered into agreements to purchase shares of the Funds for next day settlement.

PURCHASES BY WIRE


  Any purchases by bank wire must use the following instructions and must arrive in good order at the Fund before the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). Wires received after the close of the New York Stock Exchange or on a bank holiday will be purchased the next business day. If wires are received in a format other than that referenced, they may be rejected by State Street Bank and Trust Company.


RECEIVING BANK INFORMATION:

- State Street Bank and Trust Company

- Boston, MA

- ABA Routing #0110 0002 8

FOR DEPOSIT TO:


- Harbor Fund

  (Please name the fund you wish to invest in)

- Account (DDA) #3018-065-7

FOR FURTHER CREDIT TO:


- Name of Fund


- Your name as registered on your account


- Your address



- Your Harbor Fund account number (If more than one account, account numbers and amount to be invested in each account must be specified.)



  Harbor Fund requires all purchases of $100,000 and over to call customer service at 1-800-422-1050 with the account owners name, account number, dollar amount of wire, as well as a contact person and phone number.


  Harbor Fund is not responsible of any delays in the wire transfer system nor is it responsible for inadequate or incorrect wire instructions.

SHARE PRICE


  Each Fund's net asset value (NAV) per share, also known as share price, is calculated after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day the New York Stock Exchange is open. See "Shareholder and Account Policies -- Transactions Details," for a discussion of how the Fund computes its NAV. Shares of each Fund are purchased or sold at the share price next determined after your request is received in good order.

HOW TO SELL SHARES


  You may take money out of your account(s) at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the share price next determined after your order is received in good order by Harbor Fund and the Shareholder Servicing Agent. Any order to redeem shares of a Fund must be received before the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time. Redemption requests received after that time will be deemed received on the next business day. Redemptions are taxable transactions and you may realize a gain or loss, and certain shareholders may be subject to withholding of federal income tax when they redeem shares.



  YOU MAY SELL SHARES IN A NON-IRA ACCOUNT by mail or by phone, if the Telephone Redemption privilege is requested on your application form. Telephone redemptions are limited to $100,000 per day.


  TO SELL SHARES IN AN IRA OR SEP-IRA ACCOUNT, your request must be made in writing, including tax withholding information. If withholding information is not specified, Harbor Fund will withhold 10%. Please call 800-422-1050 to ask for an IRA Distribution form or for additional instructions.

  IF YOU ARE MAILING A LETTER TO REDEEM SHARES, please include in the letter:

  - your name;

  - the Fund from which you are redeeming;

  - your Harbor Fund account number;

  - the dollar amount or number of shares, including fractional shares, to be redeemed; and

  - any other applicable requirements as listed in the table relating to selling shares on the next page.

  ALL REDEMPTION REQUESTS SHOULD BE MAILED TO:

                                  HARBOR FUND
                           C/O HARBOR TRANSFER, INC.
                                 P.O. Box 10048
                            Toledo, Ohio 43699-0048

Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed to the address of record, or wired the next day to a specified bank account, if complete and accurate instructions are included on your application. Normally, redemption proceeds that are being mailed are sent on the next business day. Harbor Fund reserves the right to suspend redemptions or postpone payments for up to seven days or longer, as permitted by Federal securities laws. Unless otherwise instructed, Harbor Fund will send a redemption check to the address of record. Neither Harbor Fund nor Harbor Transfer has any obligation, under any circumstances, to pay interest on redemption proceeds.

  THE MINIMUM BALANCE FOR EACH FUND TO KEEP IT OPEN is $1,000 ($500 for IRA, SEP-IRA, UGMA, UTMA or profit sharing, savings or pension plans).

  CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. Signature guarantees are designed to protect you and Harbor Fund from fraud. Your written request to sell shares must include a signature guarantee if any of the following situations apply:


  - you are redeeming more than $100,000 worth of shares;


  - your address of record has been changed within the last 30 days;

  - you are requesting that the redemption check be mailed to an address other than the address of record;

  - you are requesting that the redemption proceeds be wired to a banking institution other than the banking institution of record;

  - you are requesting that the redemption check be made payable to someone other than the registered shareholder; or

  - the redemption proceeds are being transferred to an account with a different registration.

  You may obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), any securities exchange or association, clearing agency, savings association or trust company. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------


SELLING SHARES                   ACCOUNT TYPE                              SPECIAL REQUIREMENT
-----------------------------------------------------------------------------------------------------------
BY MAIL               Individual, Joint Tenant, Sole           -    The letter of instruction must be
                      Proprietorship, UGMA/UTMA                     signed by all authorized persons
                                                                    required to sign for transactions,
                                                                    exactly as their names appear on the
                                                                    account.
                      IRA or SEP-IRA                           -    Please call 800-422-1050 to request a
                                                                    retirement distribution form or for
                                                                    additional instructions.
                      Trust                                    -    The trustee must sign the letter
                                                                    indicating capacity to act.
                      Business or Organization                 -    At least one person authorized by
                                                                    corporate resolution to act on the
                                                                    account must sign the letter.
                                                               -    Include a corporate resolution with
                                                                    corporate seal or a signature
                                                                    guarantee.
                      Executor, Administrator,                 -    Please call 800-422-1050 for
                      Conservator, Guardian                         instructions.
BY PHONE              All account types except retirement      -    Have the Fund name, account number and
800-422-1050                                                        tax identification number available
                                                                    when you call. You may redeem up to
                                                                    $100,000 by telephone per day.
                      All account types                        -    You may exchange to other Funds if both
                                                                    accounts are registered with the same
                                                                    name(s), address and taxpayer ID
                                                                    number.
-----------------------------------------------------------------------------------------------------------


INVESTOR SERVICES

  Harbor Fund provides you with a variety of services to help you manage your account and pursue your financial goals. Customer Service Representatives are available during normal business hours to provide information and answer questions you may have or you may call the Harbor Navigator at 800-422-1050 (anytime day or night) to access information on your account.

  Harbor Fund offers convenient services that let you systematically purchase into your account or exchange between Harbor Funds. By using the Systematic Investment or Exchange Plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

  THE SYSTEMATIC INVESTMENT PLAN allows you to make regular monthly or quarterly investments through an automatic withdrawal from your bank account. The minimum for each systematic investment is $100 per Fund. You must have invested the minimum of $500 in each Fund before you may begin making systematic investments. You may use your Harbor Fund account application to add this feature, or if you already have an account established, please contact the Fund at 800-422-1050 for the appropriate form.

  THE SYSTEMATIC EXCHANGE PLAN allows you to automatically exchange between Harbor Funds either monthly or quarterly with a minimum of $100. Exchanges may only be made out of a Fund having a minimum balance of $5,000 to a Fund having a minimum balance of $500. You must remain in the Plan for a minimum of six exchanges.

  THE DIVIDEND EXCHANGE PROGRAM allows you to direct that dividends and capital gain distributions from one Harbor Fund, net of any required withholding, be invested in shares of another existing Harbor Fund. Distribution dollar amounts are calculated based on the record date for each Fund. A Fund's distributions are paid on the dividend payment date, which is later than the ex-dividend date. Shares of the other Harbor Fund purchased with distributions from the existing Harbor Fund are purchased and credited to your account on the dividend payment date.

  HARBOR FUND ALSO OFFERS CONVENIENT TELEPHONE PRIVILEGES.

  THE TELEPHONE EXCHANGE PRIVILEGE allows you to exchange your shares of a Fund for shares of any other Harbor Fund by telephone. You should consider the differences in investment objectives and expenses of a Fund as described in its prospectus before making an exchange (a redemption from one fund and purchase to another). Exchanges are taxable transactions which may cause you to realize a gain or loss, and certain shareholders may be subject to withholding of federal income tax upon an exchange. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked. See "Shareholder and Account
Policies -- Exchange Restrictions."

  THE TELEPHONE REDEMPTION PRIVILEGE allows you to sell shares of up to $50,000 by telephone, with proceeds either mailed to the address of record or wired the next day to a bank account, if you have provided proper wire instructions on your application. Please see the previous section on "How to Sell Shares" for more information on redeeming shares from your account.

  HARBOR FUND OFFERS A SYSTEMATIC WITHDRAWAL PLAN that will allow you to make monthly or quarterly redemptions from any Fund that has a minimum balance of $10,000. You may direct Harbor Fund to withdraw a specific number of shares or dollars (minimum of $100). If these payments are to be made payable or to be mailed to someone other than the registered owner(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. Harbor Fund reserves the right to institute a charge of $5 per withdrawal, upon 30 days' notice, for this service. Harbor Fund may amend or terminate the Systematic Withdrawal Plan without notice to any participating shareholders.

  Withdrawal payments should not be considered dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and capital gain distributions, your original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and therefore are taxable transactions, which may cause you to realize gains or losses. You should consult your tax adviser.

  HARBOR FUND OFFERS A CHECKWRITING PRIVILEGE FOR SHAREHOLDERS IN THE MONEY MARKET FUND ONLY. Shareholders may redeem shares of Harbor Money Market Fund by writing checks in amounts of $500 or more. The check is presented to State Street Bank and Trust Company (the "Bank") for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through the Bank except that they may not be certified and are payable upon review. Your investment in Harbor Money Market Fund is not covered by insurance, by the Federal Deposit Insurance Corporation or any other government agency.

  There is no charge to you for redemptions by use of checks. If you elect this option, you are subject to the procedures, rules and regulations established by the Bank with respect to clearance and collection of checks. The Bank will not honor checks which are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in the Money Market Fund is accrued daily, but paid monthly, the total value of the Fund may not be determined in advance. THEREFORE, YOU CANNOT CLOSE YOUR ACCOUNT BY CHECK. This service may be terminated at any time by Harbor Fund or the Bank upon notice to you. Your cancelled checks will be returned monthly by the Bank. To add the Checkwriting feature to your account, please complete the Authorization Form and Signature Card enclosed with your application. You must have a Harbor Money Market Fund account established before you can add this feature.

  YOU WILL RECEIVE CONFIRMATION OF EACH SHARE TRANSACTION MADE TO YOUR ACCOUNT, as well as a quarterly combined statement. Harbor Fund also distributes reports of its financial statements semi-annually.

  TRANSFER ON DEATH REGISTRATION. Transfer on Death (TOD) registration provides Harbor Fund investors with the opportunity to indicate on the account registration that the account ownership will transfer on death directly to one or more named beneficiaries. TOD registration is ONLY available to individuals and joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, or institutional accounts. TOD registration requires that the name(s) of the beneficiary(ies) be listed on the account registration followed by "TOD, Subject to STA TOD Rules". The Fund reserves the right to use the term "Beneficiaries" in an account registration rather than list each named beneficiary. However, the shareholder MUST provide the name, address, social security number and birth date of the beneficiary(ies). To add TOD registration to a new account, complete the requested information on the Harbor Fund New Account

Application. To add TOD registration to an existing account or to change the beneficiary(ies), you must complete a TOD registration form which is available by calling 800-422-1050. Adding TOD registration to an existing account or changing the beneficiary(ies) requires a SIGNATURE GUARANTEE which CANNOT be provided by a Notary Public.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS

  HARBOR FUND IS OPEN FOR BUSINESS each day that the New York Stock Exchange is open for regular trading. The Custodian normally calculates a Fund's net asset value as of the close of regular trading of the New York Stock Exchange, normally 4 p.m., Eastern time.

  A FUND'S NAV per share is the value of a single share. The NAV is computed by adding the market value (amortized cost for Harbor Money Market Fund) of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. See "How to Buy Shares -- Share Price," above, for a discussion of when the Fund's NAV is determined.

  WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you are certifying that you are not a minor, the Social Security or other taxpayer identification number that you provide is your correct number and that you are not subject to 31% backup withholding of federal income tax for failing to report certain income to the IRS or that you are a type of recipient that is exempt from backup withholding, e.g., a corporation. If you are subject to backup withholding, the IRS requires Harbor Fund to withhold 31% of your distributions and, except in the case of Harbor Money Market Fund, the proceeds of redemptions (including exchanges).

  YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by the Shareholder Servicing Agent. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed neither Harbor Fund, the Distributor nor the Shareholder Servicing Agent is responsible for any losses from unauthorized or fraudulent redemptions by telephone; consequently, the investor will bear the risk of loss. In the event that such procedures are not properly followed, Harbor Fund, the Distributor or the Shareholder Servicing Agent may be liable.

  IF YOU ARE UNABLE TO REACH HARBOR FUND BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. Harbor Fund and the Shareholder Servicing Agent are not responsible for any misdirected or lost mail.

  EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Shares of Harbor International Fund are offered only to shareholders of the Fund with an existing account and to beneficiaries of certain profit sharing plans, pension funds or benefit plans and certain other investors purchasing amounts of at least $1 million. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions." Purchase orders may be refused if, in Harbor Fund's opinion, they are of a size that would disrupt management of a Fund.

  Harbor Fund reserves the right to close your account if it has a current net asset value of less than $1,000 ($500 in IRA, SEP-IRA, UGMA, UTMA, Profit-sharing, savings or pension plans) by redeeming all remaining shares in your account. No such redemption will be effected unless you have been given at least 60 days' written notice. Harbor Fund reserves the right to redeem shares in your account as reimbursement for loss to a Fund due to the failure of your check, wire or ACH transaction to clear.

  DISTRIBUTIONS IN KIND. Harbor Fund agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund. The securities distributed in kind would be valued for this purpose by the same method as is used to calculate the Fund's net asset value per share. If you receive a distribution in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE RESTRICTIONS

  As a shareholder, you have the privilege of exchanging shares of a Fund for shares of any other Harbor Fund (except Harbor International Fund unless you have an existing account). However, you should note the following:

  - You may only exchange between Funds that are registered in the same name, address and taxpayer identification number.

  - The minimum amount you may exchange from one Fund into another is the same as the guidelines for minimum initial and subsequent investments, and each Fund must have a minimum of $1,000 after the exchange.

  - An exchange is a redemption of shares from one Fund and a purchase of shares in another. Thus, exchanges may have tax consequences for you.

  - Harbor Fund reserves the right to refuse exchange purchases by any person or group if, in Harbor Fund's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

  - Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund.

  - Although Harbor Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Harbor Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a registered investment adviser since 1984, is each Fund's investment adviser (Adviser). The Adviser is a wholly-owned subsidiary of Owens-Illinois, Inc. (Owens-Illinois) and is the investment adviser to separate accounts for the Owens-Illinois Master Retirement Trust.

  Under each of the Investment Advisory Agreements between the Adviser and Harbor Fund on behalf of each Fund, the Adviser either continually manages the investment portfolio of a Fund or oversees the management of a Fund by one or more Subadvisers. Subject to review and approval by the Board of Trustees, the Adviser sets each Fund's overall investment strategies; selects Subadvisers; when appropriate, recommends to the Board of Trustees the allocation and reallocation of a Fund's assets among multiple Subadvisers; monitors and evaluates the performance of Subadvisers; and ensures that the Subadvisers comply with the respective Fund's investment objectives, policies and restrictions. Harbor Fund and the Adviser received an order from the SEC permitting the Adviser, subject to approval by the Board of Trustees, to select Subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory agreement without obtaining shareholder approval of a new or amended subadvisory agreement.

  The Adviser administers each Fund's business affairs and, in connection therewith, furnishes each Fund with office facilities and is responsible for clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by each Fund, other than those maintained by the Funds' Custodian and Shareholder Servicing Agent. Each Fund is entitled to use its present name only so long as the Adviser acts as the Fund's investment adviser.

  For these advisory and administrative services and facilities, each Fund pays the Adviser a monthly fee at an annual rate of the average daily net assets of that Fund as follows:

                                            ANNUAL
                                             RATE
Harbor Growth Fund                           .75%
Harbor International Growth Fund             .75%
Harbor Capital Appreciation Fund             .60%
Harbor International Fund II                 .75%
Harbor International Fund                    .85%
Harbor Value Fund                            .60%
Harbor Bond Fund                             .70%
Harbor Short Duration Fund                   .40%
Harbor Money Market Fund                     .30%


  Each Fund also pays: shareholder service expenses, expenses of issuing reports to shareholders, its proportionate share of custodian fees, legal fees, auditing fees, taxes, Trustees' fees, and other expenses of administering the Fund. The management services provided to each Fund by the Adviser and Subadvisers and the services provided by the Distributor and Shareholder Servicing Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Adviser, Subadvisers, Distributor and Shareholder Servicing Agent have been taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use and expect that their systems will be adapted in time for that event.


  THE SUBADVISERS. Pursuant to separate subadvisory agreements between the Adviser, Harbor Fund on behalf of the Fund and the respective Subadviser, the assets of each Fund are managed by one or more Subadvisers consistent with the Fund's objectives and policies, and subject to the supervision of the Adviser and the Trustees. The Adviser may from time to time recommend to the Trustees the engagement of new subadvisers. Each Subadviser manages separate accounts for the Owens-Illinois Master Retirement Trust. The Adviser pays quarterly out of its own resources a fee to each Subadviser equal on an annual basis to a stated percentage of the Fund's average net assets. For purposes of determining the applicable fee rate and satisfying the minimum payment requirement, the assets of the Fund and the payments by the Adviser to the Fund's Subadviser (except Richards & Tierney) will be combined with the assets and payments of the accounts of the Owens-Illinois Master Retirement Account that the Subadviser manages.


  Emerging Growth Advisors, Inc. is the Subadviser to Harbor Growth Fund. Emerging Growth is a Delaware corporation registered as an investment adviser with assets of $168.8 million under management as of December 31, 1997. Emerging Growth receives an advisory fee from the Adviser equal on an annual basis to 1.00% of the Fund's average actual net assets up to $5 million; 0.75% on the next $20 million of such assets; and 0.50% on such assets over $25 million. The Adviser will pay Emerging Growth a fee each year which is not less than $10,000.

  Jennison Associates LLC is Subadviser to Harbor International Growth Fund. Jennison is a registered investment adviser and a Delaware limited liability company with $37.8 billion in assets under management as of December 31, 1997 and is a wholly owned subsidiary of The Prudential Insurance Company of America. For its services, Jennison receives from the Adviser a subadvisory fee equal on an annual basis to .50% of the Fund's average net assets managed by Jennison up to $1.5 billion; .45% on the next $1 billion of such assets; .40% on such assets in excess of $2.5 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.


  Jennison also serves as Subadviser to Harbor Capital Appreciation Fund. Jennison receives an advisory fee from the Adviser equal on an annual basis to
 .75% of the Fund's average net assets up to $10 million; .50% on the next $30 million of such assets; .35% on the next $25 million of such assets; .25% on the next $335 million of such assets; .22% on the next $600 million of such assets; and .20% on such assets in excess of $1 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.


  Summit International Investments, Inc. is the Subadviser to Harbor International Fund II. Summit is a registered investment adviser and a Massachusetts corporation with $162.7 million under management as of December 31, 1997. Summit receives a subadvisory fee from the Adviser equal on an annual basis to .50% of the Fund's average net assets managed by Summit up to $1.5 billion; .45% on the next $1 billion of such assets; and .40% on such assets in excess of $2.5 billion. Summit does not provide investment management services to any other registered investment companies. The Adviser will pay Summit a fee each year which is not less than $10,000.



  Northern Cross Investments Limited is Subadviser to Harbor International Fund. Northern Cross is a registered investment adviser and a Bermuda corporation with $10.0 billion in assets under management as of December 31, 1997. Northern Cross receives a subadvisory fee from the Adviser equal on an annual basis to .60% of the Fund's average net assets. Northern Cross has voluntarily agreed to reduce its subadvisory fee to .55% of the Fund's average net assets over $1.5 billion and to .50% of the Fund's average net assets over $2.5 billion. The Adviser will pay Northern Cross a fee each year which is not less than $6,000.



  DePrince, Race & Zollo, Inc. ("DRZ") is Sub-Adviser to Harbor Value Fund. As of December 31, 1997, DRZ had $1.9 billion in assets under management. DRZ receives an advisory fee from the Adviser equal on an annual basis to .65% of the average actual net assets of the portion of Harbor Value Fund managed by DRZ up to $10 million; .40% on the next $40 million of such assets; .30% on the next $50 million of such assets; and .25% on such assets in excess of $100 million. The Adviser will pay DRZ a fee each year which is not less than $40,000.



  In addition to DRZ, the Adviser has engaged Richards & Tierney, Inc. ("R&T") as a second subadviser to Harbor Value Fund. R&T is a registered investment adviser and an Illinois corporation with approximately $107.0 million in assets under management as of December 31, 1997. R&T does not provide investment management services to any other registered investment companies. The Board of Trustees has determined that management of the assets of the Fund's portfolio will be allocated between the two Subadvisers. Currently, DRZ manages 75% of the Fund's assets and R&T manages 25% of the Fund's assets. The allocation of assets between the Subadvisers may be changed at any time by the Trustees.


  R&T receives an advisory fee equal on an annual basis to .30% of the portion of Harbor Value Fund's average net assets managed by R&T up to $5 million; .25% on the next $10 million of such assets; and .20% on such assets in excess of $15 million.


  Pacific Investment Management Company is Subadviser for Harbor Bond Fund. PIMCO is a general partnership whose partners are PIMCO Management Inc., a Delaware corporation, and PIMCO Advisers, G.P. and is a registered investment adviser, with $199.0 billion in assets ($118.0 billion in fixed-income) under management as of December 31, 1997. PIMCO is also registered as a commodity trading adviser with the Commodity Futures Trading Commission. PIMCO receives from the Adviser an advisory fee equal on an annual basis to .50% of the Fund's average net assets up to $25 million; .375% on the next $25 million of such assets; and .25% on such assets in excess of $50 million. The Adviser will pay PIMCO a fee each year which is not less than $100,000.



  Fischer Francis Trees & Watts, Inc. is Subadviser to Harbor Short Duration Fund. Fischer is a registered investment adviser and a New York corporation with $26.8 billion in assets (all fixed income) under management as of December 31, 1997. Fischer is a wholly-owned subsidiary of Charter Atlantic Corporation, a private holding company owned by senior employees of Fischer. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Short Duration Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.

  Fischer is subadviser to Harbor Money Market Fund. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Money Market Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.

  PORTFOLIO MANAGERS. The persons primarily responsible for the day-to-day management of each Fund are listed below:


----------------------------------------------------------------------------------------------------------------
                                                 YEAR
                          PORTFOLIO             BECAME                        BUSINESS EXPERIENCE
     FUND                  MANAGER              MANAGER                          (PAST 5 YEARS)
----------------------------------------------------------------------------------------------------------------
Growth Fund            Peter Welles              1997           President of Emerging Growth Advisors, Inc.
                                                                (since 1993); and General Partner of Emerging
                                                                Growth Partners, L.P. (1992-1996).
International          Howard Moss               1993           Director, Executive Vice-President of Jennison
Growth Fund                                                     (since 1993); and Portfolio Manager, Arnhold and
                                                                S. Bleichroder (1983-1993).

                       Blair Boyer               1993           Director, Senior Vice-President of Jennison
                                                                (since 1993); and Portfolio Manager, Arnhold and
                                                                S. Bleichroder (1989-1993).
Capital                Spiros Segalas            1990           President, and Chief Investment Officer (since
Appreciation                                                    1993); and Director and Founding Member of
Fund                                                            Jennison (1969).
International          James LaTorre             1996           President, Summit (since 1996); Vice President,
Fund II                                                         Boston Investor Services, Inc. (1993-1997); and
                                                                Vice President, Boston Overseas Investors, Inc.
                                                                (1992-1993).
International          Hakan Castegren           1987           President, Northern Cross (since 1993); and
Fund                                                            President, Boston Overseas Investors, Inc.
                                                                (1990-1993).
Value Fund             Gregory DePrince          1994           Principal and Partner, DRZ (since April, 1995);
                                                                and Senior Vice President of SunBank
                                                                (1989-1995).

                       David Tierney             1993           Managing Partner and Founder, Richards & Tierney
                                                                (since 1984).
Bond Fund              William Gross             1987           Managing Director, PIMCO (Del. G.P.) (since
                                                                1994); and Managing Director, PIMCO (1982-1994).
Short Duration         Stewart Russell           1994           Managing Director (since 1996) and Portfolio
Fund                                                            Manager (1992-1996), Fischer.
Money Market           Stewart Russell           1998           Managing Director (since 1996) and Portfolio
Fund                                                            Manager (1992-1996), Fischer.

----------------------------------------------------------------------------------------------------------------

  THE DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. acts as the distributor of each Fund's shares. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

  Harbor Transfer, Inc. acts as the shareholder servicing agent for each Fund. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

  DERIVATIVE INSTRUMENTS. In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

  Derivative securities include collateralized mortgage obligations, stripped mortgage backed securities, asset backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

  Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

  Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

  Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal, but derivatives based on U.S. Government agency mortgage securities may actually present less credit risk than some conventional corporate debt securities.

  Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

  Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

  Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

  CASH EQUIVALENTS. Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. Each Fund (except Harbor Money Market Fund) may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's (rated A in the case of Harbor Short Duration Fund), and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

  Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

  U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above.

  FIXED-INCOME SECURITIES. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

  Lower-rated debt securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. In the event that the rating for any security held in a Fund's portfolio drops below the minimum acceptable rating applicable to that Fund, such change will be considered by that Fund's Subadviser in evaluating the overall composition of the Fund's portfolio.

  PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds.

  SMALL COMPANIES. Harbor Growth Fund invests in securities of companies with market capitalization or estimated revenues of not more than $500 million at the time of initial investment. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of small company securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.


  MORTGAGE-BACKED SECURITIES. The Harbor Bond and Harbor Short Duration Funds may invest in mortgage backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.


  The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

  "Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities.


  Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.



  Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage.


  ASSET-BACKED SECURITIES. The Harbor Bond, Harbor Short Duration and Money Market Funds may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in pass-through structure or in a multiple class CMO-type structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

  Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset- backed securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and a number of state and Federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on these securities.


                                     * * *


  The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations (currently GNMA, FHLMC, FNMA and Resolution Trust Corp.) or (ii) rated in one of the top two categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadvisers. The Subadvisers will monitor continuously the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

  Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund's investment objectives and policies.

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities. See "Description of Securities and Investment Techniques -- Restricted Securities" below.

  RESTRICTED SECURITIES. Each Fund (except Harbor Money Market Fund which will not invest more than 10%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

  Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the Securities Act of 1933 (the "1933 Act") prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found.

  The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under "Cash Equivalents" or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. Government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized, and the Funds' Custodian will maintain custody of the purchased securities for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

  REVERSE REPURCHASE AGREEMENTS. Harbor Short Duration Fund enters into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund's restrictions on borrowing. Harbor Bond Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will maintain a segregated account, which is marked to market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.

  While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund's shares.

  LENDING OF PORTFOLIO SECURITIES. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral consisting of cash or liquid assets. Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Subadviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

  FOREIGN SECURITIES. Each Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country. Harbor Money Market Fund may purchase only U.S. dollar-denominated foreign securities. Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate would reduce the value of certain portfolio securities. Also, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, a Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

  In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

  Emerging Markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

  ADRs, EDRs, IDRs and GDRs. American Depository Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depository Receipts (EDRs) and International Depository Receipts
(IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depository Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

  BRADY BONDS. Harbor Bond Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. See the Statement of Additional Information for additional discussion of the risks of investing in foreign securities.

  FOREIGN CURRENCY TRANSACTIONS. Each Fund (other than Harbor Money Market Fund) may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. As a result, these Funds may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency.

  Harbor Bond Fund and Harbor Short Duration Fund may enter into forward foreign currency exchange contracts for non-hedging purposes when the Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

  CURRENCY SWAPS, MORTGAGE SWAPS AND INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Harbor Bond Fund and Harbor Short Duration Fund may enter into currency swaps for hedging purposes and may also enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

  These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

  These Funds will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA of A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

  OPTIONS AND FUTURES TRANSACTIONS. Each Fund (other than Harbor Money Market
Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage a Fund's exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. Each Fund (other than Harbor Money Market Fund) may purchase and sell options and futures based on securities, indices, or currencies (not permitted for Harbor Value Fund), including options and futures traded on foreign exchanges and options not traded on any exchange. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes.

  Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

  A Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds' transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

  SHORT SALES. Each Fund (other than Harbor International Growth Fund, Harbor International Fund and

Harbor International Fund II) may engage in short sales "against the box," as well as short sales for hedging purposes. When a Fund engages in a short sale other than "against the box," it will place cash or liquid securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase and sell when-issued securities and make contracts to purchase and sell securities for a fixed price at a future date beyond customary settlement time. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales.

                       PERFORMANCE AND YIELD INFORMATION

  MONEY MARKET FUND. From time to time quotations of Harbor Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include realized and unrealized gains and losses.

  OTHER FUNDS. From time to time a Fund, other than Harbor Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. The yield of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price (i.e. net asset value) per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (i.e. net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

  You should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to a shareholder's account or the income reported in a Fund's financial statements.

                             PORTFOLIO TRANSACTIONS

  The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. In the over-the-counter markets, securities (i.e. debt securities) are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Subadvisers. Higher commissions may be paid to broker-dealers that provide research services and the Subadvisers may enter into such arrangements.


  PORTFOLIO TURNOVER. Securities in a Fund's portfolio will be sold whenever the respective Subadviser believes it is appropriate to do so without regard to length of time the particular security may have been held. Each of the Funds will engage in portfolio trading if its Subadviser believes a transaction, net of costs (including custodian charges), will help in achieving such Fund's investment objective. The frequency of each Fund's portfolio transactions or turnover rate may vary from year to year depending on market conditions. A higher turnover rate involves greater expense to the Fund and could increase the Fund's realization of capital gains that would be taxable to shareholders upon distribution to them by the Fund. For the fiscal year ended October 31, 1997, the portfolio turnover rates for Harbor Growth Fund, Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund were 147%, 146%, 252% and 1,519%, respectively. Harbor Growth Fund's portfolio manager expects the Fund's turnover rate to be less than 100% for the fiscal year ending October 31, 1998. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate creates expenses for these Funds, the Subadvisers believe that the portfolio transactions are in the best interests of shareholders. Major shareholders of Harbor Short Duration Fund use it as a liquidity reserve and, therefore, there is frequent purchase and sales activity.


                       DISTRIBUTIONS AND TAX INFORMATION

  Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders and has qualified as such for its taxable year ended October 31, 1997. Each Fund intends to qualify as a regulated investment company for each taxable year. As a regulated investment company, a Fund will not be subject to Federal income or excise taxes on its net investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing and other requirements imposed by the Code.

  Each of Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) and may be eligible to elect to pass certain of such taxes and related foreign tax credits or deductions through to shareholders. The availability of such credits or deductions is subject to certain restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Investment by any Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments in order to generate cash for distributions.

  Harbor Money Market Fund will declare a dividend of its net investment income (which is composed of dividends, if applicable, and interest less expenses) daily and distribute such dividend monthly. Each other Fund will declare and distribute a dividend of its net investment income including, in the case of Harbor International Growth Fund, Harbor International Fund II, Harbor International Fund, Harbor Bond Fund and Harbor Short Duration Fund, any net foreign exchange gains treated as ordinary income, if any, at least annually. Such distributions will be taxable to shareholders as ordinary income and, in the cases of Harbor Growth

Fund, Harbor Capital Appreciation Fund and Harbor Value Fund, may qualify in part for a 70% dividends-received deduction for corporations, subject to the limitations on availability of the deduction and the other tax consequences of the receipt of qualifying dividends. Distributions reinvested in shares or paid in cash will be made shortly after the first business day of the month following declaration of the dividend. Certain dividends paid by a Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.

  Each Fund will distribute at least annually on or about the close of the calendar year its net short-term and long-term capital gains, if any. Distributions of the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (taking into account any capital loss carryforwards used to offset net long-term or short-term capital gains) will be taxable as long-term capital gain (taxable for noncorporate shareholders at maximum rates of 28% or 20%, or in rare cases 25%, depending upon the source), regardless of how long the shareholders have held their shares. Shareholders will be informed about the amount and character of distributions from a Fund for federal income tax purposes, which will be the same whether a shareholder receives cash distributions or reinvests in additional shares of the distributing Fund or exchanges into another Harbor Fund. Investors purchasing shares (other than shares of the Harbor Money Market
Fund) just prior to a distribution should be aware that the share price at that time includes the amount of the forthcoming distribution, and the distribution will be taxable to them even though it represents a return of a portion of their investment.

  A Fund's transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund's portfolio or that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

  Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as "backup withholding") 31% of reportable dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than shares of the Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain other payments to such persons may be subject to backup withholding.

  In addition to federal taxes, a shareholder may also be subject to foreign, state and local taxes on distributions of a Fund or the value of the shareholder's investment in the Fund depending on the laws of the jurisdictions in which the shareholder is subject to tax. Shareholders should consult their own tax advisers concerning the federal, state and other tax consequences for them regarding their investment in a Fund.

  DISTRIBUTION OPTIONS. You must select one of the following options and may change your selection as often as desired by notifying the Shareholder Servicing Agent in writing:

  Option A--  Dividends and capital gain distributions reinvested. This option will be assigned if no other option is specified and is the only option for Systematic Withdrawal Plans.

  Option B--  Dividends in cash; capital gain distributions reinvested.

  Option C--  Dividends and capital gain distributions in cash.

  Option D--  Dividends and capital gains from one Harbor Fund invested in shares of another Harbor Fund of your choice.

  Under Option A, dividends, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Options A and B, capital gain distributions, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Option D, dividends and capital gain distributions, net of any required withholding taxes, will be invested in full and fractional shares of another Harbor Fund at the net asset value determined at the close of business on the payable date, which is later than the date on which the dividend is declared. For federal income tax purposes, dividends and capital gain distributions are taxable as described above under "Distributions and Tax Information" whether paid in cash or reinvested under these options. For Harbor Money Market Fund, all dividends and capital gain distributions of $25 or less will be automatically reinvested.

  Unless otherwise instructed, Harbor Fund will send dividends and capital gain distributions elected to be received as cash to the address of record. If postal or other delivery service is unable to deliver checks to the address of record or if dividends and capital gain distributions are not cashed within sixty (60) days, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Neither Harbor Fund nor Harbor Transfer has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions distributed to a shareholder.

                        ORGANIZATION AND CAPITALIZATION

  Harbor was established as a Massachusetts business trust on May 20, 1986 and reorganized as a Delaware business trust on June 25, 1993. The Trustees of Harbor Fund are responsible for the overall management and supervision of its affairs. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order of the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.


  As of February 12, 1998, an Owens-Illinois Master Retirement Trust pension portfolio owned beneficially and of record 61% of the outstanding shares of beneficial interest of Harbor Short Duration Fund. As of February 12, 1998, the Owens-Illinois 401(k) Trust owned beneficially and of record 39%, 25% and 26% of the outstanding shares of beneficial interest of Harbor Growth Fund, Harbor Value Fund and Harbor Money Market Fund, respectively.


  Although all shareholders reserve the right to terminate their investments in any of the Funds at any time in the future, the Owens-Illinois Master Retirement Trust pension portfolio and Owens-Illinois savings plans have no present intention of doing so.

  Harbor does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of Harbor.

                                   APPENDIX A
                          PORTFOLIO COMPOSITION CHART
                                OCTOBER 31, 1997
                                HARBOR BOND FUND

                          SECURITY                            PERCENT OF NET ASSETS
                          --------                            ---------------------
U.S. Government Securities*.................................           50.4
Short-Term Obligations and Other Assets.....................           10.8
Debt -- Unrated by S&P or Moody's...........................             --
Debt -- S&P Rating or Moody's Equivalent
  AAA.......................................................           12.3
  AA........................................................            4.5
  A.........................................................           12.7
  BBB.......................................................            3.1
  BB........................................................            5.2
  B.........................................................             --
                                                                      -----
                                                                        100%

-------------------------
* Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

  The chart above indicates the composition of Harbor Bond Fund's portfolio at October 31, 1997, with the debt securities rated by S&P separated into quality categories. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Trust may purchase securities in the various categories.

                              HARBOR FUND SUMMARY

Minimum Initial Investment                     $2,000

Minimum Subsequent Investment                  $500

Minimum Subsequent Account Balance             $1,000

Telephone Exchange                             Yes, if selected on application. Same minimum initial and
                                                 subsequent investments.

Telephone Redemption                           Yes, if selected on application.

UGMA, UTMA, profit-sharing, savings            $500 minimum initial investment; $100 minimum subsequent
  or pension plans                               investment; and $500 minimum subsequent account balance.

Systematic Investment Plan                     $500 minimum initial investment; $100 minimum subsequent
                                                 investment per month or quarter.

Systematic Withdrawal Plan                     $10,000 minimum initial balance to begin plan.

Systematic Exchange Plan                       $5,000 minimum initial balance to begin exchange out; $500 minimum initial balance to begin exchange in; $100 minimum subsequent exchange per month or quarter; minimum
                                                 requirement of six exchanges.

IRA Plans and Fees                             $500 minimum initial investment; $100 minimum subsequent
                                                 investment; and $500 minimum subsequent account balance.

                                  SUBADVISERS

HARBOR GROWTH FUND (HAGWX)
Cusip No. 411511207

Emerging Growth Advisors, Inc.
401 E. Pratt Street
Suite 211
Baltimore, Maryland 21202

HARBOR INTERNATIONAL GROWTH FUND (HAIGX)
Cusip No. 411511801
HARBOR CAPITAL APPRECIATION FUND (HACAX)
Cusip No. 411511504


Jennison Associates LLC

466 Lexington Avenue
New York, New York 10017

HARBOR INTERNATIONAL FUND II (HAIIX)
Cusip No. 411511884

Summit International Investments, Inc.
125 Summer Street
Boston, Massachusetts 02110

HARBOR INTERNATIONAL FUND (HAINX)
Cusip No. 411511306

Northern Cross Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
HARBOR VALUE FUND (HAVLX)
Cusip No. 411511603

DePrince, Race & Zollo, Inc.
201 Orange Avenue, Suite 850
Orlando, Florida 32801

Richards & Tierney, Inc.
111 W. Jackson Blvd.
Chicago, Illinois 60604

HARBOR BOND FUND (HABDX)
Cusip No. 411511108

Pacific Investment Management Company
840 Newport Center Drive
P.O. Box 6430
Newport Beach, California 92658-6430

HARBOR SHORT DURATION FUND (HASDX)
Cusip No. 411511702
HARBOR MONEY MARKET FUND (HARXX)
Cusip No. 411511405

Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, New York 10166

TRUSTEES AND OFFICERS
Ronald C. Boller             Chairman, President
                             and Trustee
Howard P. Colhoun            Trustee
John P. Gould                Trustee
Rodger F. Smith              Trustee
Constance L. Souders         Secretary and
                             Treasurer
INVESTMENT ADVISER
Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666
DISTRIBUTOR AND
PRINCIPAL UNDERWRITER
HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 247-2477
     SHAREHOLDER SERVICING AGENT
     Harbor Transfer, Inc.
     P.O. Box 10048
     Toledo, OH 43699-0048
     1-800-422-1050
     CUSTODIAN
     State Street Bank and Trust Company
     P.O. Box 1713
     Boston, MA 02105
     INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     160 Federal Street
     Boston, MA 02110
     LEGAL COUNSEL
     Hale and Dorr LLP
     60 State Street
     Boston, MA 02109

                              [HARBOR FUND LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050


3/98/363,000                                                              (LOGO)

                                                                  recycled paper

HARBOR FUND              One SeaGate    Toledo, Ohio 43666
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION--MARCH 1, 1998
--------------------------------------------------------------------------------
    Harbor Fund ("Harbor") is an open-end management investment company (or mutual fund) consisting of nine separate, diversified series: Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds"). Additional funds may be created by the Trustees from time to time. Each Fund is managed by one or more subadvisers (each, a "Subadviser") under the supervision of Harbor Capital Advisors, Inc., the Funds' investment adviser (the "Adviser").

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Harbor Fund dated March 1, 1998, as amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling 1-800-422-1050 or by writing to Harbor Fund at One SeaGate, Toledo, OH 43666.
--------------------------------------------------------------------------------


                                                                            PAGE IN
                                                                          STATEMENT OF                       PAGE IN
                                                                     ADDITIONAL INFORMATION                 PROSPECTUS
TABLE OF CONTENTS                                                    ----------------------                 ----------
ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES...............                    2
  Harbor Bond Fund and Harbor Short Duration Fund...........                    2                               13
  Harbor Money Market Fund..................................                    3                               16
  Investment Techniques.....................................                    3                               27
    Borrowing...............................................                    3
    Mortgage "Dollar Roll" Transactions.....................                    4
    Lending of Portfolio Securities.........................                    4                               31
    Foreign Securities......................................                    4                               31
    Forward Commitments and When-Issued Securities..........                    5                               34
  Mortgage-Related and Other Asset-Backed Securities........                    6                               29
    Mortgage-Backed Securities..............................                    6                               29
    Guaranteed Mortgage Pass-Through Securities.............                    6
    Multiple-Class Pass-Through Securities and
     Collateralized Mortgage Obligations....................                    6
    Stripped Mortgage-Backed Securities.....................                    7
    Risk Factors Associated with Mortgage-Backed
     Securities.............................................                    7
    Asset-Backed Securities.................................                    7                               29
    Risks Associated With Specific Types of Derivative Debt
     Securities.............................................                    8
  Options on Securities, Securities Indices and Currency....                    8
    Writing Covered Options.................................                    9
    Purchasing Options......................................                    9
    Risks Associated With Options Transactions..............                   10
  Futures Contracts and Options on Futures Contracts........                   10
    Futures Contracts.......................................                   10
    Hedging and Other Strategies............................                   10
  Options on Futures Contracts..............................                   11
  Other Considerations......................................                   12
  Foreign Currency Transactions.............................                   12                               32
  U.S. Government Securities................................                   14                               28
INVESTMENT RESTRICTIONS.....................................                   14
TRUSTEES AND OFFICERS.......................................                   16
THE ADVISER, SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER
  SERVICING AGENT...........................................                   17                               24
  The Adviser...............................................                   17                               24
  The Subadvisers...........................................                   17                               24
  Other Information.........................................                   18
  Distributor and Shareholder Servicing Agent...............                   19                               27
  Code of Ethics............................................                   19
PORTFOLIO TRANSACTIONS......................................                   19                               35
NET ASSET VALUE.............................................                   21
PERFORMANCE AND YIELD INFORMATION...........................                   23                               34
TAX INFORMATION.............................................                   25                               35
ORGANIZATION AND CAPITALIZATION.............................                   27                               37
  General...................................................                   27
  Shareholder and Trustee Liability.........................                   28
CUSTODIAN...................................................                   28
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS............                   28
APPENDIX A..................................................                   29                               38

                 ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

  GENERAL. Each Fund has a different investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of the Funds' investment policies contained in the Prospectus.


HARBOR BOND FUND AND


HARBOR SHORT DURATION FUND



  DURATION. Duration is a measure of average maturity that was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the tools used in security selection for the Funds.


  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, and doesn't take into account the pattern of the security's payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighting them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


  Generally speaking, if interest rates move up by 100 basis points, a fixed-income security with a five-year duration will decline by five points. If the fixed-income security's duration was three years, it would decline by three points; two years -- two points; and so on. To the extent each Fund is invested in fixed-income securities, the value of the Funds' portfolio will decrease in a similar manner given the conditions illustrated above.


  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  HIGH YIELD BONDS. Harbor Bond Fund may invest up to 15% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (commonly called "junk bonds"). The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by Harbor Bond Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's net asset value, to the extent it holds such bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

  High yield bonds also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield bonds. This may have an impact on PIMCO's ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of such bonds.

  There are special tax considerations associated with investing in bonds, including high yield bonds, structured as zero coupon or pay-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security's maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code") with respect to such accrued interest. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

  Finally, there are risks involved in applying credit ratings as a method for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with PIMCO) will continuously monitor the issuers of high yield bonds in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, so the Fund can meet redemption requests.

HARBOR MONEY MARKET FUND

  The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars). An investment in the debt obligations of foreign issuers involves investment risks that are different from an investment in a fund which invests only in debt obligations of U.S. issuers. See "Investment Practices of the Funds -- Foreign Securities."

  The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate. Such action may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

INVESTMENT TECHNIQUES


  BORROWING. Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Short Duration Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Harbor Bond and Harbor Short Duration Funds may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. A Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

  LENDING OF PORTFOLIO SECURITIES. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may only be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or liquid assets. The collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the relevant Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

  FOREIGN SECURITIES. Each Fund may invest, subject to the other investment policies applicable to each Fund, in foreign securities. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

  The Funds' custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds' assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds' subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian's bankruptcy; (ii) legal restrictions on the Funds' ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds' assets; and (iv) difficulties in converting the Funds' cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.

  Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

  Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

  Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including "TBA" (to be announced) purchase and sale commitments. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

  When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

  The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

  A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

  When a Fund purchases securities on a when-issued or forward commitment basis, the Funds' custodian bank will maintain in a segregated account, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

MORTGAGE-RELATED AND OTHER
ASSET-BACKED SECURITIES


  MORTGAGE-BACKED SECURITIES. The Harbor Bond and Harbor Short Duration Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.


  GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

  Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

  MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private issuers. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

  STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

  RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

  Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.


  ASSET-BACKED SECURITIES. The Harbor Bond and Harbor Short Duration Funds may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to Mortgage-Backed Securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.


  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

  Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


  Harbor Money Market Fund may invest in asset-backed securities if the securities meet the maturity and credit characteristics applicable to money market funds.



  RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Harbor Money Market Fund does not invest in the following types of derivative debt securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.


  The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate ("superfloaters"), other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

  The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

  Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risks than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

  Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

  OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. Harbor Money Market Fund is not authorized to engage in any options transactions. Harbor Value Fund is not authorized to engage in options transactions on currency. The aggregate value of premiums paid by a Fund for all options transactions may not exceed 20% of that Fund's net assets. Otherwise, a Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

  Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

  All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

  A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

  The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

  Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Harbor Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

  Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

  Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

  A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

  If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

  When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

  OPTIONS ON FUTURES CONTRACTS. Except as noted above, under the caption "Futures Contracts and Options on Futures Contracts," a Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

  OTHER CONSIDERATIONS. A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

  To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

  Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

  Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

  FOREIGN CURRENCY TRANSACTIONS. Each Fund, except Harbor Money Market Fund, may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates and Harbor Bond Fund and Harbor Short Duration Fund may also enter forward foreign currency exchange contracts for non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

  A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

  When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of the relevant Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

  Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund's Subadviser determines that there is a pattern of correlation between the two currencies. Each of Harbor Bond Fund and Harbor Short Duration Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

  When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

  A Fund will only enter transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.

  A Fund will place cash which is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's total assets which are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

  While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

  An issuer of fixed income securities purchased by Harbor Bond Fund or Harbor Short Duration Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

  A Fund's activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

  U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                            INVESTMENT RESTRICTIONS

  The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

  Harbor may not, on behalf of any Fund:

  (1) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (2) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as a financing;

  (3) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;


  (4) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers' acceptances;


  (5) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

  (6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

  (7) generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

  (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans; and

  (9) notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:

          (a) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

          (b) make short sales of securities, except as permitted under the Investment Company Act;

          (c) purchase or sell any put or call options or any combination thereof, except that a Fund may (i) purchase and sell or write options on any futures contracts in to which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by a Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund's net assets;

          (d) acquire put and call options with a market value exceeding 5% of the value of a Fund's total assets;

          (e) invest more than 15% (10% in the case of Harbor Money Market Fund) of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

          (f) invest in other companies for the purpose of exercising control or management;

          (g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. Government, its agencies or instrumentalities do not represent interests in any industry.

                             TRUSTEES AND OFFICERS


  Information pertaining to the Trustees and officers of Harbor is set forth below. Trustees and officers deemed to be "interested persons" of Harbor for purposes of the Investment Company Act are indicated by an asterisk. As of February 12, 1998, the Trustees and officers of Harbor Fund as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Funds.



-----------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS                  POSITIONS WITH FUND                        DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Ronald C. Boller*                    Chairman, President               Vice-President-Investments, Owens-Illinois, Inc.
  One SeaGate                        and Trustee                       (May, 1992-Present); Vice President and
  Toledo, OH 43666                                                     Director, Benefit and Risk Finance,
                                                                       Owens-Illinois, Inc. (January, 1991-May, 1992);
                                                                       Vice President and Director, Benefit Finance,
                                                                       Owens-Illinois, Inc. (April, 1988-December,
                                                                       1990); Director and President, Harbor Capital
                                                                       Advisors, Inc. (1983-Present); and Director,
                                                                       President, Treasurer and Secretary of HCA
                                                                       Securities, Inc. ("HCA Securities"); and
                                                                       President, Harbor Transfer, Inc. ("Harbor
                                                                       Transfer").
Howard P. Colhoun                    Trustee                           General Partner, Emerging Growth Partners, L.P.
  401 E. Pratt Street                                                  (investing in small companies) (1982-1996);
  Baltimore, MD 21202                                                  Director, Storage U.S.A. (since 1995); and Vice
                                                                       President and Director of Mutual Funds, T. Rowe
                                                                       Price Associates, Inc. (prior to 1982).
John P. Gould                        Trustee                           Steven G. Rothmeier Professor (since 1996) and
  1101 E. 58th Street                                                  Distinguished Professor of Economics, Graduate
  Chicago, IL 60637                                                    School of Business, University of Chicago (1984-
                                                                       Present); Dean of Graduate School of Business,
                                                                       University of Chicago (1983-1993); Trustee and
                                                                       Chairman Pegasus Funds (1996-Present); Trustee
                                                                       of Dimensional Fund Advisors, Inc.
                                                                       (1986-Present); and Trustee of First Prairie
                                                                       Funds (1985-1996).
Rodger F. Smith                      Trustee                           Partner, Greenwich Associates (a business
  Office Park Eight                                                    strategy, consulting and research firm) (since
  Greenwich, CT 06830                                                  1975).
Constance L. Souders*                Secretary and                     Senior Vice-President, Treasurer, Secretary
  One SeaGate                        Treasurer                         (May, 1992- Present) and Director of
  Toledo, OH 43666                                                     Administration (January, 1997- Present) Harbor
                                                                       Capital Advisors, Inc.; Director of Accounting
                                                                       and Fiduciary Operations, Harbor Capital
                                                                       Advisors, Inc. (May, 1992-1996); Manager,
                                                                       Employee Benefit Plan Asset Administration,
                                                                       Owens-Illinois, Inc. (July, 1988-May, 1992);
                                                                       Vice President, Treasurer, Secretary and
                                                                       Director, Harbor Transfer; and Director, HCA
                                                                       Securities.


-----------------------------------------------------------------------------------------------------------------------
----------------------------------------------TRUSTEE-COMPENSATION-TABLE-----------------------------------------------
                                                                                 PENSION OR
                                                                                 RETIREMENT                 TOTAL
                                                        AGGREGATE**           BENEFITS ACCRUED          COMPENSATION**
                 NAME OF PERSON,                       COMPENSATION           AS PART OF FUND          FROM REGISTRANT
                     POSITION                         FROM REGISTRANT             EXPENSES             PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Ronald C. Boller..................................            -0-                   -0-                        -0-
Chairman, President and Trustee
Howard P. Colhoun.................................        $33,000                   -0-                    $33,000
Trustee
John P. Gould.....................................        $33,000                   -0-                    $33,000
Trustee
Rodger F. Smith...................................        $33,000                   -0-                    $33,000
Trustee

-------------------------
** As of October 31, 1997.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser (the "Adviser") for each Fund. The Adviser is responsible to manage each Fund's assets or to supervise the management of each Fund by one or more subadvisers (each, a "Subadviser"). Harbor Fund, on behalf of each Fund, has entered into separate investment advisory agreements (each, an "Investment Advisory Agreement") each of which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

  For its services, each Fund pays the Adviser an advisory fee which is a stated percentage of the Fund's average annual net assets. The table below sets forth for each Fund the advisory fee rate, the fees paid to the Adviser for the past three fiscal years and the effect of any expense limitation in effect for the past three fiscal years which reduced the advisory fee paid. Harbor International Fund II commenced operations on June 1, 1996, therefore no advisory fees were paid for 1995.

---------------------------------------------------------------------------------------------------------------
                                                                                  FEE PAID FOR YEAR ENDED
                                                                                        OCTOBER 31
                                                      ADVISORY FEE          -----------------------------------
                                                      % OF AVERAGE                   ($ IN THOUSANDS)
                      FUND                          ANNUAL NET ASSETS        1997          1996          1995
---------------------------------------------------------------------------------------------------------------
Growth Fund......................................        0.75%              $   758       $   981       $ 1,035
International Growth Fund........................        0.75%                6,241         2,141           656
  (Credit due to expense limitation)                                            N/A           N/A           (88)
Capital Appreciation Fund........................        0.60%               13,511         7,627         3,074
International Fund II............................        0.75%                  605            23           N/A
  (Credit due to expense limitation)                                           (163)           (8)          N/A
International Fund...............................        0.85%               41,290        31,658        26,319
  (Credit due to expense limitation)                                         (2,350)       (1,757)       (1,068)
Value Fund.......................................        0.60%                  826           613           411
Bond Fund........................................        0.70%                2,174         1,722         1,318
  (Credit due to expense limitation)                                           (708)         (592)         (471)
Short Duration Fund..............................        0.40%                  651           541           435
  (Credit due to expense limitation)                                           (326)         (270)         (218)
Money Market Fund................................        0.30%                  199           187           197
  (Credit due to expense limitation)                                            (80)          (75)          (79)
---------------------------------------------------------------------------------------------------------------

  THE SUBADVISERS. The Adviser has engaged the services of several subadvisers (each, a "Subadviser") to assist with the portfolio management of each Fund. The Subadvisers are:

HARBOR GROWTH FUND
     Emerging Growth Advisors, Inc.

HARBOR INTERNATIONAL GROWTH FUND
HARBOR CAPITAL APPRECIATION FUND

     Jennison Associates LLC

HARBOR INTERNATIONAL FUND II
     Summit International Investments, Inc.

HARBOR INTERNATIONAL FUND
     Northern Cross Investments Limited

HARBOR VALUE FUND
     DePrince, Race & Zollo, Inc.
     Richards & Tierney, Inc.

HARBOR BOND FUND
     Pacific Investment Management Company

HARBOR SHORT DURATION FUND
HARBOR MONEY MARKET FUND
     Fischer Francis Trees & Watts, Inc.

Additional information about the Subadvisers is set forth in the Prospectus.

  The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a "Subadvisory Agreement") with the Adviser and Harbor Fund, on behalf of each Fund. Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser's subadvisory fee rate is based on a stated percentage of the Fund's average annual net assets and is described in the Prospectus. The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below. Harbor International Fund II commenced operations on June 1, 1996, therefore no subadvisory fees were paid for 1995.


-----------------------------------------------------------------------------------------------------
                                                               FEE PAID BY THE ADVISER TO SUBADVISER
                                                                     FOR YEAR ENDED OCTOBER 31
                                                              ---------------------------------------
                                                                         ($ IN THOUSANDS)
                            FUND                                 1997          1996          1995
-----------------------------------------------------------------------------------------------------
Growth Fund
  Nicholas Applegate........................................    $   335(d)    $   730       $   776
  Emerging Growth...........................................    $   276(e)    $   N/A       $   N/A
International Growth Fund...................................    $ 4,231       $ 1,498       $   445
Capital Appreciation Fund...................................    $ 4,968       $ 2,993       $ 1,353
International Fund II.......................................    $   423       $    16(c)        N/A
International Fund..........................................    $26,395       $20,755       $17,463
Value Fund
  DRZ.......................................................    $   341       $   271       $   114(b)
  SunBank...................................................    $   N/A       $   N/A       $    83(a)
  Richards & Tierney........................................    $    71       $    58       $    43
Bond Fund...................................................    $   853       $   686       $   536
Short Duration Fund.........................................    $   256       $   220       $   182
Money Market Fund...........................................    $   108       $   104       $   113


-------------------------
(a) Paid to SunBank for the period from November 1, 1994 to April 20, 1995.
(b) Fee paid from April 21, 1995 to October 31, 1995.
(c) Paid to Summit International Investments, Inc. for the period from June 1, 1996 to October 31, 1996.
(d) Paid to Nicholas Applegate for the period from November 1, 1996 to May 1, 1997.
(e) Paid to Emerging Growth Advisors for the period from May 2, 1997 to October 31, 1997.
--------------------------------------------------------------------------------

  OTHER INFORMATION. The Investment Advisory Agreements and Subadvisory Contracts remain in effect initially for a two year term and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of Harbor, the Adviser or the Subadviser. The Investment Advisory Agreements and Subadvisory Contracts provide that the Adviser and Subadvisers shall not be liable to a Fund (or the Adviser, in the case of the Subadvisory Contracts) for any error of judgment by the Adviser or Subadviser or for any loss sustained by the Fund except in the case of the Adviser's or Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Investment Advisory Agreement and Subadvisory Contract also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days' written notice. Harbor Fund and the Adviser have received an order of the SEC permitting the Adviser, subject to the approval of the Board of Trustees, to select Subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The Adviser has authorized each of its directors, officers and employees who has been elected or appointed as a Trustee or officer of Harbor to serve in the capacities in which he has been elected or appointed. No person other than the Adviser, the Subadvisers and their respective directors and employees regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. The directors of the Distributor are Ronald
C. Boller and Constance L. Souders. Mr. Boller is the President, Treasurer and Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

  Harbor Transfer, Inc. (the "Shareholder Servicing Agent") acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. The directors of the Shareholder Servicing Agent are Ronald C. Boller and Constance L. Souders and Mr. Boller is the President. Ms. Souders is Vice President, Secretary and Treasurer. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for annual fees of $45 per account, per Fund, with a minimum payment of $1,000 per month, per Fund.


  Harbor Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Fund's behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker's authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders' orders will be priced at the net asset value per share next determined after they are accepted by an authorized broker or the broker's authorized designee.


  CODE OF ETHICS. The Board of Trustees has determined that the personnel of Harbor Fund may engage in personal trading in compliance with general fiduciary principles which are incorporated into Harbor Fund's Code of Ethics (the "Code"). The Code substantially complies with Rule 17j-1 under the Investment Company Act and the recommendations of the staff of the SEC and the Advisory Group on Personal Investing of the Investment Company Institute with the following exceptions. The disinterested Trustees of Harbor Fund are not required to pre-clear personal securities transactions or to submit quarterly reports of personal securities transactions. Harbor Fund's disinterested Trustees are not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

  Because each Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each Subadviser. Each Subadviser provides Harbor Fund's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and a report of any significant violations of its code.

                             PORTFOLIO TRANSACTIONS

  Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and each Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

  Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's or Subadviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Research provided by brokers is used for the benefit of all of the clients of the Adviser or a Subadviser and not solely or necessarily for the benefit of the Funds. The Adviser's and each Subadviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

  In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or a Subadviser. Investment decisions for a Fund and for the Adviser's or Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

  The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's or Subadviser's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds.


  As of October 31, 1997, the following securities of regular brokers or dealers, or their parents, with which the Funds regularly conduct business were held by the Harbor International Fund II: securities of ING Groep, affiliated with Baring Securities, were valued at $1,679,000 and securities of Jardine Matheson and Jardine International Motors affiliated with Jardine Fleming were valued at $3,564,000 and by the Harbor Capital Appreciation Fund: securities of Morgan Stanley, Dean Witter, Discover and Co. were valued at $49,991,000.


  Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund paid no brokerage commissions during the past three fiscal years. Harbor International Fund II commenced operations on June 1, 1996, therefore no brokerage commissions were paid in 1995.

  For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, each of the following Funds paid brokerage commissions as follows ($ in thousands):


---------------------------------------------------------------------------------------------------------------------------------
                                                       HARBOR       HARBOR CAPITAL       HARBOR           HARBOR
                                        HARBOR      INTERNATIONAL    APPRECIATION    INTERNATIONAL    INTERNATIONAL      HARBOR
                                      GROWTH FUND    GROWTH FUND         FUND           FUND II            FUND        VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
Total Brokerage
  Commissions Paid
    Year ended 10/31/97..............  $    310        $  3,975       $    3,105        $   773         $    1,644      $    498
    Year ended 10/31/96..............       239           1,636            1,952             58              1,799           346
    Year ended 10/31/95..............       304             360            1,014            N/A                860           278
Total Brokerage Commissions Paid to
  Brokers Who Provided Research
    Year ended 10/31/97..............  $    158        $  3,975       $    1,046        $   773         $    1,644      $    292
---------------------------------------------------------------------------------------------------------------------------------


                                NET ASSET VALUE

  The net asset value per share of each Fund is determined by the Funds' Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day as observed, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities of each Fund, except Harbor Money Market Fund, are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day or, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method.

  Portfolio securities of Harbor Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor
Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

  Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Fund's valuation committee deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

  The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, quotations of Harbor Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. These performance figures are calculated in the following manner:

          A. Yield--the net annualized yield based on a specified 7-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of Harbor Money Market Fund for the seven-day period ended October 31, 1997 was 5.3%.

          B. Effective Yield--the net annualized yield for a specified 7-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) (365) L 7] -1. The effective yield of Harbor Money Market Fund for the seven-day period ended October 31, 1997 was 5.4%.

  As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

  The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

  The average annual total return for each Fund for the one-year period, five-year period and since inception to October 31, 1997, was as follows:

--------------------------------------------------------------------------------------------------------------------
                                      YEAR             5-YEAR PERIOD           10-YEAR PERIOD
                                     ENDED                 ENDED                   ENDED                INCEPTION TO
FUND                                10/31/97            10/31/97(1)             10/31/97(1)             10/31/97(1)
--------------------------------------------------------------------------------------------------------------------
Harbor Growth Fund..............     18.64%                14.70%                  13.57%                  12.58%
Harbor International Growth
  Fund..........................      8.13%                  N/A                     N/A                   13.98%
Harbor Capital Appreciation
  Fund..........................     35.73%                21.87%                    N/A                   19.90%
Harbor International Fund II....     16.64%                  N/A                     N/A                   15.15%
Harbor International Fund.......     19.26%                19.62%                    N/A                   17.54%
Harbor Value Fund...............     31.08%                18.04%                    N/A                   15.77%
Harbor Bond Fund................      8.96%                 8.19%                    N/A                    9.76%
Harbor Short Duration Fund......      5.48%                 5.44%                    N/A                    5.30%
Harbor Money Market Fund........      5.11%                 4.41%                    N/A                    5.58%

-------------------------
(1) Inception date for Harbor Growth Fund, 11/19/86; Harbor Short Duration Fund, 1/1/92; Harbor International Growth Fund, 11/1/93; Harbor International Fund II, 6/1/96; and all other Funds, 12/29/87.
--------------------------------------------------------------------------------

  The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

  The yield of each Fund, except Harbor Money Market Fund, is computed by dividing its net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and maximum offering price (i.e., net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to a shareholder's account or the income reported in a Fund's financial statements.

  For the 30-day period ended October 31, 1997, the yield of Harbor Bond Fund was 5.84%. If there had been no reduction of fees, the yield of Harbor Bond Fund would have been 5.60% for the 30-day period ended October 31, 1997.

  For the 30-day period October 31, 1997, the yield of Harbor Short Duration Fund was 5.18%. If there had been no reduction of fees, the yield of Harbor Short Duration Fund would have been 4.97% for the 30-day period ended October 31, 1997.

PERFORMANCE COMPARISONS

  The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, CDA Technologies, SEI, Frank Russell Trust, Barron's Business Week, Changing Times, Donoghue's Money Fund Report, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, Individual Investor, Louis Rukeyser's Wall Street, Financial World, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

  The Funds may also either include presentations of, or may compare their performance to, a recognized stock or bond index, including, but not limited to, the Morgan Stanley Capital International Europe, Australia and Far East (EAFE), Standard & Poor's 500, Standard & Poor's Mid-Cap, Russell 3000 Value, Value Line, Dow Jones, and NASDAQ stock indices and the Lehman Brothers Aggregate and Salomon bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

                                TAX INFORMATION

  Each Fund is treated as a separate taxpayer for federal income tax purposes.

  Distributions from net investment income of Harbor Growth Fund, Harbor Capital Appreciation Fund and Harbor Value Fund may qualify in part for a 70% dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Amounts eligible for the deduction may still be subject to the federal alternative minimum tax and result in adjustments in the tax basis of Fund shares (and, to the extent such basis would be reduced below zero, require the current recognition of income) under certain circumstances.

  As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that (subject to possible modification by future "technical corrections" legislation) will enable each Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

  If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for a tax upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC. Because a credit for this tax could not be passed through to such Fund's shareholders, the tax would in effect reduce the Fund's economic return from its PFIC investment. An election may generally be available to these Funds that would ameliorate this adverse tax consequence, in which case these Funds might not be required to limit investments in passive foreign investment companies or take other defensive actions with respect to such investments. However, investment in a PFIC could also require these Funds' to recognize income (which would have to be distributed to the Fund's shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

  The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distribution to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

  Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.

  Each Fund will be subject to a four percent non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

  Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Funds will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

  All or a portion of any loss realized on a redemption of shares may be disallowed or recharacterized under tax rules relating to wash sales or redemptions of shares held for six months or less.

  Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

  The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on direct obligations of the U.S. Government or, in the case of property taxes, to the extent the value of the shares of a Fund owned by a shareholder who is subject to tax in such state is attributable to such obligations. The Funds are not required to, and may not, provide reports, returns, or other information that may be required for shareholders in particular states to obtain any state tax or other benefits in such states. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

                        ORGANIZATION AND CAPITALIZATION

  GENERAL. Harbor is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware business trust in 1993. Harbor Growth Fund commenced operations on November 19, 1986. Harbor International Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, and Harbor Money Market Fund each commenced operations on December 29, 1987. Harbor Short Duration Fund commenced operations on January 1, 1992. Harbor International Growth Fund commenced operations on November 1, 1993. Harbor International Fund II commenced operations on June 1, 1996. Costs incurred by Harbor in connection with the organization and initial registration and public offering of the shares of Harbor International Growth Fund and Harbor International Fund II which total, respectively, approximately $33,000 and $23,052, are being amortized over a five-year period beginning on November 1, 1993 and June 1, 1996 respectively.


  As of February 12, 1998, each of the following persons beneficially owned five percent or more of the voting securities of each such Fund. Except as noted, the address of each such beneficial owner is One SeaGate, Toledo, Ohio 43666.


-----------------------------------------------------------------------------------------------------------------------------------
                                                        HARBOR          HARBOR
                                            HARBOR   INTERNATIONAL     CAPITAL         HARBOR          HARBOR       HARBOR   HARBOR
                                            GROWTH      GROWTH       APPRECIATION   INTERNATIONAL   INTERNATIONAL   VALUE     BOND
              NAME OF OWNER                  FUND        FUND            FUND          FUND II          FUND         FUND     FUND
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
  Omnibus Account Registration
  101 Montgomery Street
  San Francisco, CA
  94104-4122..............................    --           10%            17%            21%             16%          --       14%
Donaldson Lufkin Jenrette
  SEC Corp. Inc. Reinvest Account
  c/o Transfer Dept. - 7th Floor
  P.O. Box 2052
  Jersey City, NJ 07303-2052..............    --           --             --             --              --           --        6%
HCR Master Retirement Trust...............     5%          --             --             --              --            7%      --
Harbor Capital Advisors, Inc..............    --           --             --             --              --           --       --
Jupiter & Co.
  c/o Investors Bank & Trust Co.
  P.O. Box 1537 TOP57
  Boston, MA 02205-1537...................    --           --             --              6%             --           --       --
Maryland State
  Retirement Agency
  301 West Preston Street
  Baltimore, MD 21201-2363................    --           --             --             --               7%          --       --
Med America Health
  1 Wyoming Street
  Dayton, OH 45409........................    --           --             --              6%             --           --       --
Northern Trust TTEE
  FBO Getty Trust
  P.O. Box 92956
  Chicago, IL 60675.......................    --            7%            --             --              --           --       --
Owens-Illinois 401(k) Trust...............    37%          --             --             --              --           25%      --
Owens-Illinois Master Retirement Trust....    --           --             --             --              --           --       --
Owens-Illinois Non-Qualified
  Deferred Compensation Trust.............    --           --             --             --              --           --       --
Sidley and Austin Partners Plan
  One First National Plaza
  Chicago, IL 60603-2279..................    --           --             --             --              --           10%      --
State Street Bank & Trust
  3M Voluntary Investment Plan
  One Enterprise Drive
  North Quincy, MA 02171..................    --           --             10%            --              --           --       --
Techneglas, Inc. 401(k) Plans
  c/o National City Bank
  P.O. Box 94777-LOC 5312
  Cleveland, OH 44101.....................     8%          --             --             --              --           --       --
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------  -----------------
                                             HARBOR    HARBOR
                                             SHORT     MONEY
                                            DURATION   MARKET
              NAME OF OWNER                   FUND      FUND
------------------------------------------  -----------------
Charles Schwab & Co., Inc.
  Omnibus Account Registration
  101 Montgomery Street
  San Francisco, CA
  94104-4122..............................     --        --
Donaldson Lufkin Jenrette
  SEC Corp. Inc. Reinvest Account
  c/o Transfer Dept. - 7th Floor
  P.O. Box 2052
  Jersey City, NJ 07303-2052..............     --        --
HCR Master Retirement Trust...............     --        --
Harbor Capital Advisors, Inc..............     18%       --
Jupiter & Co.
  c/o Investors Bank & Trust Co.
  P.O. Box 1537 TOP57
  Boston, MA 02205-1537...................     --        --
Maryland State
  Retirement Agency
  301 West Preston Street
  Baltimore, MD 21201-2363................     --        --
Med America Health
  1 Wyoming Street
  Dayton, OH 45409........................     --        --
Northern Trust TTEE
  FBO Getty Trust
  P.O. Box 92956
  Chicago, IL 60675.......................     --        --
Owens-Illinois 401(k) Trust...............     --        26%
Owens-Illinois Master Retirement Trust....     61%       --
Owens-Illinois Non-Qualified
  Deferred Compensation Trust.............     10%       --
Sidley and Austin Partners Plan
  One First National Plaza
  Chicago, IL 60603-2279..................     --        --
State Street Bank & Trust
  3M Voluntary Investment Plan
  One Enterprise Drive
  North Quincy, MA 02171..................     --        --
Techneglas, Inc. 401(k) Plans
  c/o National City Bank
  P.O. Box 94777-LOC 5312
  Cleveland, OH 44101.....................     --        --
--------------------------------------------------------------------

  Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

  SHAREHOLDER AND TRUSTEE LIABILITY. Harbor is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   CUSTODIAN


  State Street Bank and Trust Company has been retained to act as Custodian of the Funds' assets and, in that capacity, maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 1713, Boston, MA 02105.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


  Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as Harbor Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities. The audited financial statements of Harbor Fund incorporated by reference in this Statement of Additional Information have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The financial statements of Harbor Fund together with the notes to the financial statements, all of which are included in the annual report to the shareholders dated October 31, 1997 on pages 34 through 55, are hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

  MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

  MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

STANDARD & POOR'S CORPORATION

  AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

  AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB AND B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS, INC.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  Duff & Phelps applies modifiers, AA+, AA, and AA- in the AA category for long-term fixed securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category: the modifier AA indicates a mid-range ranking; and the modifier AA- indicates that the issue ranks in the lower end of the AA category.

FITCH INVESTORS SERVICE CORP.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

  Fitch applies plus ("+") and minus ("-") modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.

IBCA LIMITED AND IBCA INC.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

  AA: Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

THOMSON BANKWATCH, INC.
(HARBOR MONEY MARKET FUND ONLY)

  A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

  A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

STANDARD & POOR'S CORPORATION

  A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

DUFF & PHELPS, INC.
(HARBOR MONEY MARKET FUND ONLY)

  DUFF 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

  Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus in the Duff 1 top grade category for commercial paper and certificates of deposit. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating Duff 1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating Duff 1 minus indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.
(HARBOR MONEY MARKET FUND ONLY)

  F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

IBCA LIMITED AND IBCA INC.
(HARBOR MONEY MARKET FUND ONLY)

  A1: Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely payment.

                                HARBOR FUND LOGO

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050


3/98/7,000                                                                (LOGO)

                                                                  recycled paper

                                  HARBOR FUND

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  a. Financial Statements:
        Included in Part A of this Registration Statement:
         Financial Highlights for each series of Harbor Fund, as of October 31, 1997 (audited).
        Incorporated by reference in Part B of this Registration Statement by reference to Harbor Fund's Annual Financial Statements on Form N-30D/A, file date December 23, 1997 Accession No. 0000950124-97-00659:
         Portfolio of Investments as of October 31, 1997.
         Statement of Assets and Liabilities as of October 31, 1997.
         Statement of Operations for the year ended October 31, 1997.
         Statement of Changes in Net Assets for the fiscal years ended October 31, 1996 and October 31, 1997;
         Notes to Financial Statements
         Report of Independent Accountants dated December 16, 1997.

  b. Exhibits:


      (1) 1.   (a)       Agreement and Declaration of Trust, dated June 8, 1993.
               (b)       Establishment and Designation of Series of Shares of
                           Beneficial Interest, $.01 Par Value Per Share, dated
                           November 1, 1993.
               (c)       Establishment and Designation of Series of Shares of
                           Beneficial Interest, $.01 Par Value Per Share dated June
                           1, 1996.


      (1) 2.   By-laws, dated June 8, 1993.
          3.   Inapplicable.
          4.   Inapplicable.


      (1) 5.   (a)       Investment Advisory Agreement--Harbor International Growth
                           Fund.
               (b)       Investment Advisory Agreement--Harbor Growth Fund.
               (c)       Investment Advisory Agreement--Harbor Capital Appreciation
                           Fund.
               (d)       Investment Advisory Agreement--Harbor International Fund II.
               (e)       Investment Advisory Agreement--Harbor International Fund.
               (f)       Investment Advisory Agreement--Harbor Value Fund.
               (g)       Investment Advisory Agreement--Harbor Bond Fund.
               (h)       Investment Advisory Agreement--Harbor Short Duration Fund.
               (i)       Investment Advisory Agreement--Harbor Money Market Fund.
               (j)       Subadvisory Contract--Harbor International Growth Fund.
               (k)       Subadvisory Contract--Harbor Growth Fund.
               (l)       Subadvisory Contract--Harbor Capital Appreciation Fund.
               (m)       Subadvisory Contract--Harbor International Fund II.
               (n)       Subadvisory Contract--Harbor International Fund.
               (o)       Subadvisory Contract--Harbor Value Fund.
               (p)       Subadvisory Contract--Harbor Value Fund.
               (q)       Subadvisory Contract--Harbor Bond Fund.
               (r)       Subadvisory Contract--Harbor Short Duration Fund.
               (s)       Subadvisory Contract--Harbor Money Market Fund.


               (2)(t)    Subadvisory Contract--Harbor Growth Fund.


               (2)(u)    Amendment to Investment Advisory Agreements.


      (1) 6.             Distribution Agreement.
          7.             Inapplicable.

          8.   Custodian Agreement.
      (1) 9.   Transfer Agent and Service Agreement.


     (1)1 0.   Opinion and Consent of Counsel as to legality of shares being registered incorporated by reference to Rule 24f-2 Notice filed on
                 Form 24f-2 on December 27, 1996 (File No. 811-04676).
        1 1.   Consent of Independent Accountants.
        1 2.   1997 Annual Report to Shareholders is incorporated by reference to Form
                 N30D/A (File No. 811-04676) filed on December 23, 1997.
        1 3.   Investment Representation Letter relating to initial capital.
        1 4.   Inapplicable.
        1 5.   Inapplicable.


     (2)1 6.   Statement of Computation of Performance Quotations.
        1 7.   Not Applicable.
        1 8.   Power of Attorney.


     (2)2 7.   Financial Data Schedules.



------------


 (1)  Filed with Post-Effective Amendment No. 22 on February 27,
      1997.


 (2)  Filed with Post-Effective Amendment No. 23 on December 30,
      1997.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


  As of February 12, 1998, an Owens-Illinois Master Retirement Trust pension portfolio owned beneficially and of record 61% of the outstanding shares of beneficial interest of Harbor Short Duration Fund.



  As of February 12, 1998, the Owens-Illinois 401(k) Trust owned beneficially and of record 39% and 25% of the outstanding shares of beneficial interest of Harbor Growth Fund and Harbor Value Fund, respectively.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES (AS OF NOVEMBER 30, 1997)

                                                                       (2)
                            (1)                                     NUMBER OF
                       TITLE OF CLASS                              SHAREHOLDERS
                       --------------                              ------------
Shareholders of beneficial interest, Harbor Growth Fund.....           1,882
Shareholders of beneficial interest, Harbor International
  Growth Fund...............................................          13,308
Shareholders of beneficial interest, Harbor Capital
  Appreciation Fund.........................................          31,271
Shareholders of beneficial interest, Harbor International
  Fund II...................................................           3,524
Shareholders of beneficial interest, Harbor International
  Fund......................................................          52,880
Shareholders of beneficial interest, Harbor Value Fund......           1,997
Shareholders of beneficial interest, Harbor Bond Fund.......           6,858
Shareholders of beneficial interest, Harbor Short Duration
  Fund......................................................             353
Shareholders of beneficial interest, Harbor Money Market
  Fund......................................................           3,754

ITEM 27. INDEMNIFICATION

  The Registrant maintains directors and officers insurance which, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.

  Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

  The business of Harbor Capital Advisors, Inc. is summarized under "The Adviser, Subadvisers and Distributor" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

  The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-20374) and is hereby incorporated herein by reference thereto.

  Northern Cross Investments Limited is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Northern Cross Investments Limited is currently listed in the investment adviser registration on Form ADV for Northern Cross Investments Limited (File No. 801-42997) and is hereby incorporated by reference thereto.

  Emerging Growth Advisors, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Emerging Growth Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Emerging Growth Advisors, Inc. (File No. 801-42166) and is hereby incorporated by reference thereto.

  Richards & Tierney, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Richards & Tierney, Inc. is currently listed in the investment adviser registration on Form ADV for Richards & Tierney, Inc. (File No. 801-22646) and is hereby incorporated by reference thereto.

  Pacific Investment Management Company is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Pacific Investment Management Company is currently listed in the investment adviser registration on Form ADV for Pacific Investment Management Company (File No. 801-7260) and is hereby incorporated by reference thereto.

  Fischer Francis Trees & Watts, Inc. is a subadviser to Registrant's investment adviser. The business and other connections of each director and officer of Fischer Francis Trees & Watts, Inc. is currently listed in the investment adviser registration on Form ADV for Fischer Francis Trees & Watts, Inc. (File No. 801-10577) and is hereby incorporated by reference thereto.


  Jennison Associates LLC is a subadviser to Registrant's investment adviser. The business or other connections of each director or officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated by reference thereto.


  DePrince, Race & Zollo, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director or officer of DePrince, Race & Zollo, Inc. is currently listed in the investment adviser registration on Form ADV for DePrince, Race & Zollo, Inc. (File No. 801-48779) and is hereby incorporated by reference thereto.

  Summit International Investments, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director or officer of Summit International Investments, Inc. is currently listed in the investment adviser registration on Form ADV for Summit International Investments, Inc. (File No. 801-51305) and is hereby incorporated by reference thereto.

ITEM 29. PRINCIPAL UNDERWRITER

  (a) None

  (b)

                                                                         POSITIONS AND            POSITIONS AND
                                                                          OFFICES WITH             OFFICES WITH
                  NAME                      BUSINESS ADDRESS              UNDERWRITER               REGISTRANT
                  ----                      ----------------             -------------            -------------
  Ronald C. Boller....................  One SeaGate                 President, Treasurer,      Chairman,
                                        Toledo, Ohio 43666          Secretary and              President
                                                                    Director                   and Trustee
  Constance L. Souders................  One SeaGate                 Director                   Secretary and
                                        Toledo, Ohio 43666                                     Treasurer

  (c) Inapplicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


  Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., HCA Securities, Inc., and Harbor Transfer, Inc. each of which is located at One SeaGate, Toledo, Ohio 43666; Emerging Growth Advisors, Inc., 401
E. Pratt Street, Suite 211, Baltimore, Maryland 21202; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Summit International Investments, Inc., 125 Summer Street, Boston, Massachusetts 02110; Northern Cross Investments Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda HMDX; DePrince, Race & Zollo, Inc., 201 Orange Avenue, Suite 850, Orlando, Florida 32801; Richards & Tierney, Inc., 111 W. Jackson Blvd., Chicago, Illinois 60604; Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660; Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.


ITEM 31. MANAGEMENT SERVICES

  Inapplicable.

ITEM 32. UNDERTAKINGS

  (a) Not applicable.

  (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, the State of Ohio, on the 25th day of February 1998.


                                        HARBOR FUND

                                        By: /s/  RONALD C. BOLLER
                                         RONALD C. BOLLER,
                                         PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                       SIGNATURES                                       TITLE                       DATE
                       ----------                                       -----                       ----

             /s/            RONALD C. BOLLER              Chairman and President (Principal   February 25, 1998
--------------------------------------------------------  Executive Officer) and Trustee
                    RONALD C. BOLLER

             /s/         CONSTANCE L. SOUDERS             Treasurer (Principal                February 25, 1998
--------------------------------------------------------  Financial and
                  CONSTANCE L. SOUDERS                    Accounting Officer)

              /s/             JOHN P. GOULD*              Trustee                             February 25, 1998
--------------------------------------------------------
                     JOHN P. GOULD

             /s/          HOWARD P. COLHOUN*              Trustee                             February 25, 1998
--------------------------------------------------------
                   HOWARD P. COLHOUN

             /s/            RODGER F. SMITH*              Trustee                             February 25, 1998
--------------------------------------------------------
                    RODGER F. SMITH


-------------------------

* Executed by Ronald C. Boller pursuant to a power of attorney filed with Post-Effective Amendment No. 24.

                                  HARBOR FUND

                  INDEX TO EXHIBITS IN REGISTRATION STATEMENT


 NO.                                EXHIBIT                             PAGE
 ---                                -------                             ----
 99.B8    Custodian Agreement
99.B11    Consent of Independent Accountants
99.B13    Investing Representation Letter Relating to Initial Capital
99.B18    Power of Attorney